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As filed with the Securities and Exchange Commission on April 29, 2002

File No. 33-71592
File No. 811-8674

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 14	/x/
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ /
Amendment No. 15	/x/

PROTECTIVE INVESTMENT COMPANY

(Exact Name of Registrant)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Principal Executive Offices)

Registrant's Telephone Number: 1-800-456-6330

Steve M. Callaway, Esquire
2801 Highway 280 South
Birmingham, Alabama, 35223

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2404

        It is proposed that this filing become effective (check appropriate box):

  / /  immediately upon filing pursuant to paragraph (b) of Rule 485

           /x/  on May 1, 2002 pursuant to paragraph (b) of Rule 485

           / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

           / /  on (date) pursuant to paragraph (a)(1) of Rule 485

           / /  75 days after filing pursuant to paragraph (a)(2) of Rule 485

           / /  on (date) pursuant to paragraph (a)(2) of Rule 485

        Title of Securities Being Registered: Shares of Common Stock

  / /  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
INFORMATION REQUIRED IN A PROSPECTUS

Protective CORESM U.S. Equity Fund
Protective Capital Growth Fund
Protective Small Cap Value Fund
Protective International Equity Fund
Protective Growth and Income Fund
Protective Global Income Fund

The Securities and Exchange Commission has not approved or disapproved shares of the Funds or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in the Funds is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal and you may lose money in the Funds.

May 1, 2002

TABLE OF CONTENTS

The Protective Investment Company (the "Company") is an open-end management investment company consisting of six separate investment portfolios or "Funds." This prospectus describes each Fund — please read it and retain it for future reference.

Each Fund has its own investment objective, investment policies, restrictions, and attendant risks. Those investment restrictions and policies of a Fund that are designated as fundamental cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Statement of Additional Information ("SAI").

Shares of each Fund are offered exclusively to certain registered separate accounts of Protective Life Insurance Company ("Protective Life") and Protective Life and Annuity Insurance Company ("PLAI") (formerly, American Foundation Life Insurance Company) as funding vehicles for certain variable annuity and variable life insurance contracts issued by Protective Life and PLAI and are not offered directly to the public.

The Company reserves the right to refuse any purchase order when the Investment Manager believes it would be in the best interests of the Company or any Fund to do so.

Except as otherwise indicated references in this Prospectus to a Fund's benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

TABLE OF CONTENTS

THE PROTECTIVE INVESTMENT COMPANY FUNDS
Protective CORESM U.S. Equity Fund	1
Protective Capital Growth Fund	3
Protective Small Cap Value Fund	5
Protective Growth and Income Fund	8
Protective International Equity Fund	10
Protective Global Income Fund	12
PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES	15
PRINCIPAL RISKS OF THE FUNDS	18
HIGHER RISK SECURITIES AND TECHNIQUES	21
MANAGEMENT OF THE FUNDS	36
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS	42
PURCHASE AND REDEMPTION OF SHARES	42
DETERMINATION OF NET ASSET VALUE	43
TAXATION	44
FINANCIAL HIGHLIGHTS	45
ADDITIONAL INFORMATION ABOUT THE FUNDS

i

FUND INVESTMENT OBJECTIVES AND STRATEGIES AND RISK/RETURN SUMMARIES

PROTECTIVE CORE U.S. EQUITY FUND

Investment Objective:  Long-term growth of capital and dividend income

Investment Adviser:  Goldman Sachs Asset Management ("GSAM")

Benchmark:  S&P 500® Index

Investment Focus:  Large-cap U.S. equity investments

Investment Style:  Quantitative, applied to large-cap growth and value (blend) stocks

Principal Investment Strategies:    Equity Investments.    The Fund seeks its investment objective by investing in a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal circumstances, the Fund invests at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.

The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with average long-term earnings growth expectations and dividend yields.

Other.  The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Principal Risks:    The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund.

CORE stands for "Computer-Optimized Research Enhanced"

The Quantitative CORE Investment Style

The CORE U.S. Equity Fund uses the Goldman Sachs' proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system developed by the Investment Adviser, to forecast the returns of securities held in the Fund.

The Multifactor Model incorporates common variables covering measures of:

•
Research (What do fundamental analysts think about the company and its prospects?)
•
Value (How is the company priced relative to fundamental accounting measures?)
•
Momentum (What are medium-term price trends? How has the price responded to new information?)
•
Profitability (What is the company's margin on sales? How efficient are its operations?)
•
Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of these factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both quantitative and qualitative analysis. The Multifactor Model is described in greater detail in the SAI.

1

To the extent that the Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Fund invests in securities of foreign issuers, it will be subject to the risks related to such securities. The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize are described in more detail later in this Prospectus and the SAI.

Performance Information

How well has the CORE U.S. Equity Fund performed since its inception?

The following bar chart provides an illustration of the performance of the CORE U.S. Equity Fund since its inception. The bar chart is intended to show you the amount of variability the CORE U.S. Equity Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the CORE U.S. Equity Fund.

Please remember that past performance is no indication or guarantee of the results the CORE U.S. Equity Fund may achieve in the future. Future returns may be higher or lower than the returns that the CORE U.S. Equity Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information presented in the chart does not reflect the fees and charges associated with the variable annuity and variable life insurance contracts issued by Protective Life and PLAI (the "Contracts"). If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

		Return
Best Quarter	4th Qtr 1998	22.44%
Worst Quarter	3rd Qtr 1998	-15.50%

The following table compares the average annual total returns of the CORE U.S. Equity Fund with the performance of the S&P 500® Index for the period ended December 31, 2001.**

Average Annual Total Return	One Year	Five Years	Since Inception
CORE U.S. Equity Fund	-10.93%	9.54%	13.27%	*
S&P 500® Index**	-11.88%	10.69%	14.93%	*

*	From the commencement of investment operations on 3/14/94.
**	The S&P 500® Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses, or taxes.

2

PROTECTIVE CAPITAL GROWTH FUND

Investment Objective:  Long-term growth of capital

Investment Adviser:  GSAM

Benchmark:  S&P 500® Index

Investment Focus:  Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:  Growth

Principal Investment Strategies:    Equity Investments.    The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase ("Total Assets") in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that the Investment Adviser considers to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. equity securities, it may invest up to 10% of its Total Assets in securities of foreign issuers, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Principal Risks:    The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund.

To the extent that the Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Fund invests in securities of foreign issuers, it will be subject to the risks related to such securities. The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize are described in more detail later in this Prospectus and the SAI.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

The Growth Investment Style

In selecting stocks for the Capital Growth Fund, the Investment Adviser applies the following principles:

1.
Invest as if buying the company/business, not simply trading its stock:
  •
  Understand the business, management, products and competition.

  •
  Perform intensive, hands-on fundamental research.

  •
  Seek businesses with strategic competitive advantages.

  •
  Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.
2.
Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.
Purchase superior long-term growth companies at a favorable price — seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

3

Performance Information

How well has the Capital Growth Fund performed since its inception?

The following bar chart provides an illustration of the performance of the Capital Growth Fund since its inception. The bar chart is intended to show you the amount of variability the Capital Growth Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Capital Growth Fund.

Please remember that past performance is no indication or guarantee of the results the Capital Growth Fund may achieve in the future. Future returns may be higher or lower than the returns that the Capital Growth Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

		Return
Best Quarter	4th Qtr 1998	24.55%
Worst Quarter	3rd Qtr 2001	-10.60%

The following table compares the average annual total returns of the Capital Growth Fund with the performance of the S&P 500® Index for the period ended December 31, 2001.**

Average Annual Total Return	One Year	Five Years	Since Inception
Capital Growth Fund	-14.43%	12.95%	14.29%	*
S&P 500® Index**	-11.88%	10.69%	14.13%	*

*	From the commencement of investment operations on 6/13/95.
**	The S&P 500® Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses, or taxes.

4

PROTECTIVE SMALL CAP VALUE FUND

Investment Objective:  Long-term growth of capital

Investment Adviser:  GSAM

Benchmark:  Russell 2000® Value Index

Investment Focus:  Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:  Value

Principal Investment Strategies:    Equity Investments.  The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in a diversified portfolio of equity securities in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $12 million and $3 billion. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities and non-dollar securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other.  The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Principal Risks:    The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

The Value Investment Style

The Investment Adviser manages the Small Cap Value Fund using a "value" investment style. Through intensive, hands-on research our portfolio team seeks to identify:

1.
Well-positioned businesses that have:
  •
  Attractive returns on capital

  •
  Sustainable earnings and cash flow

  •
  Strong company management focused on long-term returns to shareholders
2.
Attractive valuation opportunities where:
  •
  The intrinsic value of the business is not reflected in the stock price

5

Loss of money is a significant risk of investing in this Fund. In addition to the risks that are described above with regard to equity securities in general, the Fund also is subject to the following risks:

•
Small cap risks — Small capitalization stocks involve greater risk than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

•
Foreign Investments — The Fund is also subject to the risks associated with securities of foreign issuers and non-dollar securities that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries. These risks are discussed in detail under the caption "Higher Risk Securities" later in this Prospectus and in the SAI.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this Prospectus and in the SAI.

6

Performance Information

How well has the Small Cap Value Fund performed since its inception?

The following bar chart provides an illustration of the performance of the Small Cap Value Fund since its inception. The bar chart is intended to show you the amount of variability the Small Cap Value Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Small Cap Value Fund.

Please remember that past performance is no indication or guarantee of the results the Small Cap Value Fund may achieve in the future. Future returns may be higher or lower than the returns that the Small Cap Value Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

		Return
Best Quarter	2nd Qtr 1999	29.39%
Worst Quarter	3rd Qtr 1998	-32.27%

The following table compares the average annual total returns of the Small Cap Value Fund with the performance of the Russell 2000 Value Index for the period ended December 31, 2001.**

Average Annual Total Return	1 Year	5 Years	Since Inception
Small Cap Value Fund	21.66%	12.55%	9.86%	*
Russell 2000® Value Index**	14.02%	11.20%	12.34%	*

*	From the commencement of investment operations on 3/14/94.
**	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of these Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

7

PROTECTIVE GROWTH AND INCOME FUND

Investment Objective:  Long-term growth of capital and growth of income

Investment Adviser:  GSAM

Benchmark:  S&P 500® Index

Investment Focus:  Large-cap U.S. equity investments with an emphasis on undervalued stocks

Investment Style:  Value

Principal Investment Strategies:    Equity Investments.    The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase ("Total Assets") in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will primarily invest in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities and non-dollar securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other.  The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund's investment objective.

Principal Risks:    As with any fund that invests in stocks and also seeks income, the Fund is subject to market and interest rate risks, and the value of an investment in the Fund will fluctuate in response to stock market and interest rate movements. Loss of money is a risk of investing in this Fund. To the extent that it invests in certain securities, the Fund may be affected by additional risks relating to securities of foreign issuers and non-dollar securities and lower-rated debt securities.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this Prospectus and in the SAI.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

The Value Style

The Investment Adviser manages the Growth and Income Fund using a "value" investment style. Through intensive, hands-on research our portfolio team seeks to identify:

1.
Well-positioned businesses that have:
  •
  Attractive returns on capital
  •
  Sustainable earnings and cash flow
  •
  Strong company management focused on long-term returns to shareholders
2.
Attractive valuation opportunities where:
  •
  The intrinsic value of the business is not reflected in the stock price

8

Performance Information

How well has the Growth and Income Fund performed since its inception?

The following bar chart provides an illustration of the performance of the Growth and Income Fund since its inception. The bar chart is intended to show you the amount of variability the Growth and Income Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Growth and Income Fund.

Please remember that past performance is no indication or guarantee of the results the Growth and Income Fund may achieve in the future. Future returns may be higher or lower than the returns that the Growth and Income Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

		Return
Best Quarter	2nd Qtr 1997	16.12%
Worst Quarter	3rd Qtr 1998	-15.42%

The following table compares the average annual total returns of the Growth and Income Fund with the performance of the S&P 500® Index for the period ended December 31, 2001.**

Average Annual Total Return	One Year	Five Years	Since Inception
Growth and Income Fund	-9.46%	2.67%	8.42%	*
S&P 500® Index**	-11.88%	10.69%	14.93%	*

*	From the commencement of investment operations on 3/14/94.
**	The S&P 500® Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes.

9

PROTECTIVE INTERNATIONAL EQUITY FUND

Investment Objective:  Long-term capital appreciation

Investment Adviser:  Goldman Sachs Asset Management International ("GSAMI")

Benchmark:  Morgan Stanley Capital International Europe, Australasia and the Far East Index (MSCI® EAFE® Index (unhedged))

Primary Investment Focus:  Equity investments in companies organized outside the United States or whose securities are principally traded outside the United States.

Investment Style:  Active International

Principal Investment Strategies:    The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other.  The Fund may also invest up to 20% of its Net Assets in fixed-income securities such as government, corporate and bank debt obligations.

Principal Risks:    The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund. In addition to the risks that are described above with regard to equity securities in general, the Fund also is subject to the following risks:

•
Foreign Investments — The Fund may invest the majority of its assets in securities of issuers that are organized outside of the United States. Investing in securities of foreign issuers and non-dollar securities may involve risks that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries. These risks are discussed in detail under the caption "Higher Risk Securities" later in this Prospectus and in the SAI.

10

Performance Information

How well has the International Equity Fund performed since its inception?

The following bar chart provides an illustration of the performance of the International Equity Fund since its inception. The bar chart is intended to show you the amount of variability the International Equity Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the International Equity Fund.

Please remember that past performance is no indication or guarantee of the results the International Equity Fund may achieve in the future. Future returns may be higher or lower than the returns that the International Equity Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

		Return
Best Quarter	4th Qtr 1999	22.03%
Worst Quarter	1st Qtr 2001	-15.32%

The following table compares the average annual total returns of the International Equity Fund with the performance of the MSCI® EAFE® Index (unhedged) for the period ended December 31, 2001.**

Average Annual Total Return	1 Year	5 Years	Since Inception
International Equity Fund	-22.56%	2.22%	5.54%	*
MSCI® EAFE® Index (unhedged)**	-21.21%	1.17%	3.17%

*	From the commencement of investment operations on 3/14/94.
**	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization weighted composite of securities in twenty-one developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

11

PROTECTIVE GLOBAL INCOME FUND

Investment Objective:  High total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation

Investment Adviser:  GSAMI

Benchmark:  J.P. Morgan Global Government Bond Index (hedged)

Primary Investment Focus:  Fixed-income securities of U.S. and foreign issuers

Principal Investment Strategies:    The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in a portfolio of fixed-income securities of U.S. and foreign issuers (including non-dollar securities). The Fund also enters into transactions in foreign currencies. Under normal market conditions, the Fund will:

•
have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars;
•
invest in securities of issuers in at least three different countries; and
•
seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

The Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

Fixed Income Investment Philosophy:

Active Management Within a Risk-Managed Framework

The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1. Sector Allocation — The Investment Adviser assesses the relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet the Fund's objectives.

2. Security Selection — In selecting securities for the Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. Yield Curve Strategies — The Investment Adviser adjusts the term structure of the Fund based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

12

The fixed-income securities in which the Fund may invest include:

•
U.S. Government Securities and custodial receipts therefor
•
Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities, or by supranational entities
•
Corporate debt securities
•
Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
•
Commercial paper
•
Mortgage-backed securities and asset-backed securities

Duration:  Duration approximates a Fund's sensitivity to changes in interest rates. Typically, the higher the duration, the more sensitive the Fund will be to changes in interest rates.

Target Duration (under normal interest rate conditions) = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years
Maximum Duration = 7.5 years

Expected Approximate Interest Rate Sensitivity:  6 year government bond

Credit Quality:  Minimum = BBB or Baa at time of purchase. At least 50% of total assets = AAA or Aaa.

Securities will either be rated by a Nationally Recognized Statistical Rating Organization or, if unrated, determined by the Investment Adviser to be of comparable quality.

Principal Risks:    As with any fund that invests in fixed-income securities, the Global Income Fund is subject to considerable credit risk and interest rate risk. The value of an investment in the Fund will fluctuate in response to movements in prevailing interest rates. Loss of money is a significant risk of investing in this Fund. This Fund also is subject to certain additional risks, including:

•
Non-Diversification Risk — The Global Income Fund is "non-diversified" as that term is defined under the Investment Company Act of 1940, as amended (the "Act"). It may invest more than 25% of its total assets in securities of a limited number of issuers in the same industry or geographic region. As a result, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Notwithstanding the status of the Global Income Fund under the Act, the Global Income Fund is still subject to the diversification requirements that arise under federal tax law. For more information see "Taxes" in the SAI.

•
Foreign Investments — The Global Income Fund is subject to the risks associated with securities of foreign issuers and non-dollar securities that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described later in this Prospectus and in the SAI.

13

Performance Information

How well has the Global Income Fund performed since its inception?

The following bar chart provides an illustration of the performance of the Global Income Fund since its inception. The bar chart is intended to show you the amount of variability the Global Income Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Global Income Fund.

Please remember that past performance is no indication or guarantee of the results the Global Income Fund may achieve in the future. Future returns may be higher or lower than the returns that the Global Income Fund has achieved in the past. Performance reflects expense limitations that are currently in effect. The performance information in the chart does not reflect the fees and charges associated with the Contracts. If these expense limitations were not in effect or if the fees and charges of the Contracts were included, the Fund's performance would have been reduced.

		Return
Best Quarter	3rd Qtr 1998	5.67%
Worst Quarter	2nd Qtr 1999	-1.68%

The following table compares the average annual total returns of the Global Income Fund with the performance of the J.P. Morgan Global Government Bond Index (hedged) for the period ended December 31, 2001.**

Average Annual Total Return	One Year	Five Years	Since Inception
Global Income Fund	4.79%	6.49%	7.36%	*
J.P. Morgan Global Government Bond Index (hedged)**	6.14%	7.90%	8.24%

*	From the commencement of investment operations on 3/14/94.
**	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

14

PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES

In selecting securities for a Fund, GSAM and GSAMI (each an "Investment Adviser" and together the "Investment Advisers") do not consider the portfolio turnover rate as a limiting factor. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for each of the Fund's historical portfolio turnover rates.

Terms Used in This Prospectus

Equity Investments:  Equity investments include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Foreign Issuers:  (1) Companies organized outside the United States; (2) companies whose securities are principally traded outside of the United States; and (3) foreign governments and agencies or instrumentalities of foreign governments.

Fixed Income Securities:  Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities and structured securities that pay fixed or variable rates of interest, debt obligations that are issued at a discount from face value (i.e., have an imputed rate of interest), and preferred stock or other securities that pay dividends.

Non-Dollar Securities:  Securities denominated or quoted in a foreign currency or paying income in foreign securities.

The table on the next two pages shows each Fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

15

	CORE U.S. Equity		Capital Growth		Small Cap Value		International Equity		Growth and Income		Global Income Fund

Investment Practices

Borrowings	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3

Credit, Interest Rate, Total Returns, Options on Swaps, and Swaps*	—		—		—		—		—		•

Cross-Hedging of Currencies	•		•		•		•		•		•

Currency Options and Futures	—		—		—		—		—		•

Currency Swaps*	—		—		—		15		—		•

Custodial Receipts	•		•		•		•		•		•

Equity Swaps*	15		15		15		15		15		—

Futures Contracts and Options on Futures Contracts	•[1]		•		•		•		•		•

Foreign Currency Transactions**	•		•		•		•		•		•

Interest Rate Floors, Caps, and Collars	—		—		—		—		—		•

Mortgage Dollar Rolls	—		—		—		—		—		•

Mortgage Swaps*	—		—		—		—		—		•

Options on Foreign Currencies[2]	•		•		•		•		•		•

Options on Securities and Securities Indices[3]	•		•		•		•		•		•

Repurchase Agreements	•		•		•		•		•		•[7]

Securities Lending	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3

Short Sales Against the Box	—		25		25		25		25		—

Unseasoned Companies	•		•		•		•		•		•

Warrants and Stock Purchase Rights	•		•		•		•		•		—

When-Issued Securities and Forward Contracts	•		•		•		•		•		•

Yield Curve Options	—		—		—		—		—		•

•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund.
—	Not permitted.
10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount the Fund is permitted to invest in foreign securities.
[1]	The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[2]	May purchase and sell call and put options.
[3]	May sell covered call and put options and purchase call and put options.

16

	CORE U.S. Equity		Capital Growth		Small Cap Value		International Equity	Growth and Income		Global Income Fund

Investment Securities

American, European and Global Depositary Receipts	•[4]		•		•		•	•		—

Asset-Backed and Mortgage-Backed Securities[14]	—		•		•		•	•		•

Bank Obligations[14]	•		•		•		•[16]	•		•

Convertible Securities	•[5]		•		•		•	•		—

Corporate Debt Obligations[14]	•[6]		•		•		•	•		•

Equity Investments	90	+	90	+	80	+	80+	65	+	—

Emerging Country Securities	—		10	[10]	25	[10]	•	25	[10]	10	[10]

Fixed Income Securities[11]	10	[6]	•		20	[13]	20	35		•

Foreign Securities[9]	•[8]		10	[10]	25	[10]	•	25	[10]	•[17]

Foreign Government Securities[14]	—		—		—		•	—		•

Investment Company Securities	10	[12]	10	[12]	10	[12]	10[12]	10	[12]	10

Non-Investment Grade Fixed Income Securities	—		10	[15]	20	[15]	•[15,14]	10	[15]	—

Real Estate Investment Trusts	•		•		•		•	•		—

Structured Securities*	•		•		•		•	•		•

Temporary Defensive Investments	35		100		100		100	100		100

U.S. Government Securities[14]	•		•		•		•	•		•

Zero Coupon Bonds	—		•		•		•	•		•

•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund.
—	Not permitted
10	Percent of Total Assets (excluding securities lending collateral) (italic type)
10	Percent of Net Assets (including borrowings for investment purposes) (roman type)
[4]	The CORE U.S. Equity Fund may not invest in European Depositary Receipts.
[5]	The CORE U.S. Equity Fund has no minimum rating criteria for convertible securities, and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
[6]	Cash equivalents only.
[7]	The Global Income Fund may enter into repurchase agreements collateralized by securities issued by foreign governments and may engage in reverse repurchase agreements.
[8]	Equity securities of foreign issuers must be traded in the United States.
[9]	Securities of foreign issuers and non-dollar securities.
[10]	The Capital Growth Fund, Growth and Income Fund and Global Income Fund may invest in the aggregate up to 10%, 25%, and 10%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Small Cap Value Fund may invest in the aggregate up to 25% of its Net Assets in foreign securities, including emerging country securities.
[11]	Except as noted under "Non-Investment Grade Fixed Income Securities" fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).
[12]	Includes iSharesSM (formerly World Equity Benchmark Shares) and Standard & Poor's Depositary Receipts and other exchange-traded funds.
[13]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in (1) the equity securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000[nc_cad,226] Value Index at the time of investment; and (2) fixed-income securities.
[14]	Limited by the amount the Fund is permitted to invest in fixed-income securities.
[15]	May be BB or lower by Standard & Poor's or Ba or lower by Moody's.
[16]	Bank obligations may be issued by U.S. or foreign banks, to the extent that the Fund invests in foreign securities.
[17]	Not more than 25% of the Fund's total assets will be invested in securities of issuers in any single foreign country other than Canada, Germany, Japan and the United Kingdom.

17

PRINCIPAL RISKS OF THE FUNDS

Understanding Risk

The risk/return chart below illustrates the relative degree of short-term risk for diversified portfolios of securities of the various types indicated. In general, the potential for long-term gain is directly related to the level of short-term risk that an investor is willing to accept. In other words, as short-term risk increases so to does the potential for long-term gains. Short-term risk refers to the likely volatility of a mutual fund's total return and its potential for gain or loss over a relatively short time period. Potential long-term gains refer to anticipated increases in a mutual fund's average annual total return over a relatively long time period, such as 20 years. While historic performance is no guarantee of future results, historically, accepting greater short-term risk often has lead to greater average annual total returns over long time periods. Accordingly, an investor should consider his or her investment time horizon (the length of time that an investor expects to hold an investment) in deciding how much short-term risk to accept. The longer the time horizon, the more short-term risk he or she may consider accepting to achieve his or her investment goals.

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following information summarizes some of the important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Risk	CORE U.S. Equity	Capital Growth	Small Cap Value	International Equity	Growth and Income	Global Income Fund

NAV	X	X	X	X	X	X

Call				X	X	X

Non-Diversification						X

Credit/Default	X	X	X	X	X	X

Extension						X

Foreign	X	X	X	X	X	X

Emerging Countries	X	X	X	X	X	X

U.S. Government Securities	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X

Real Estate Investment Trusts ("REIT")	X	X	X	X	X

Stock	X	X	X	X	X

Small Cap Stock			X

Derivatives	X	X	X	X	X	X

Management	X	X	X	X	X	X

Market	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Geographic				X		X

Initial Public Offering ("IPO")			X

18

Risks That Apply to Certain Funds:

•
NAV Risk — The risk that the net asset value ("NAV") of the Fund and the value of your investment will fluctuate.

•
Call Risk — The risk that an issuer will exercise its right to pay principal on an obligation held by the International Equity, Growth and Income and Global Income Funds (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Funds may be unable to recoup all of their respective initial investments and will also suffer from having to reinvest in lower yielding securities.

•
Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and government issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Fund's investment in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to risks of adverse securities markets, exchange rates and social, political, regulatory or economic events in that country or region.

•
Extension Risk — The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Global Income Fund may also suffer from the inability to invest in higher yielding securities.

•
U.S. Government Securities Risk — The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•
REIT Risk — REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans or interests therein. The value of a REIT is affected by changes in the value of the properties owned by the REIT or the quality of credit extended by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualifications of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses including management fees, paid by a REIT in which it invests.

•
Small Cap Risk — The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The securities of such issuers may lack sufficient market liquidity to enable the Small Cap Value Fund to effect sales at an advantageous time or without a substantial drop in price.

•
Stock Risk — The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

•
IPO Risk — The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Small Cap Value Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Small Cap Value Fund. As the Small Cap Value Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

•
Geographic Risk — Concentration of the investments in the International Equity Fund and the Global Income Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than

19

  if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Risks That Apply to All Funds:

•
Credit/Default Risk — The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.

•
Derivatives Risk — The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

•
Emerging Countries Risk — The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

•
Foreign Risk — The risk that when a Fund invests in securities of foreign issuers and in non-dollar securities, it will be subject to special risks of loss not typically associated with domestic issuers. Loss may result because of less government regulation, less public information and less economic, political and social stability. Loss also may result from the imposition of exchange controls, confiscations, and government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

•
Interest Rate Risk — The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

•
Liquidity Risk — The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issues will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

•
Management Risk — The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

•
Market Risk — The risk that the value of securities in which a Fund invests may increase or decrease in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund's investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors.

While the chart set forth above summarizes the principal types of risk that each Fund is subject to, each Fund also is subject to certain additional risks, including risks that relate to specific securities that each Fund may invest in. More information about the Fund's portfolio securities and investment techniques, and their associated risks, is contained in the section entitled "Higher Risk Securities and Techniques", below, and in the SAI. You should consider the investment risks discussed in this section and in the SAI. Both are important to your investment choice.

20

HIGHER RISK SECURITIES AND TECHNIQUES

In addition to the securities and techniques that are described over the next several pages, the SAI also contains information about additional securities in which the Funds invest in and investment techniques that the Funds follow in seeking to achieve their respective investment objectives.

Risks of Investing in Small Capitalization Companies

The Small Cap Value Fund may invest in small capitalization companies. Investments in small capitalization companies involves greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. The transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments

Foreign investments may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the United States, and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

Investing in the securities of foreign issuers and non-dollar securities involve special risks, including those set forth below, which are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more

21

limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geographically concentrated.

Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors:

•
Its cash flow situation
•
The extent of its foreign currency reserves
•
The availability of sufficient foreign exchange on the date a payment is due
•
The relative size of the debt service burden to the economy as a whole
•
The sovereign debtor's policy toward international lenders
•
The political constraints to which a sovereign debtor may be subject

Risks of ADRs, EDRs and GDRs

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Certain Funds may also invest in European Depositary Receipts ("EDRs") or similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or correspondent bank. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro

On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years

22

of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. See "Higher Risks Securities and Techniques — Risks of Foreign Investments" above. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

A Fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a Fund, the Adviser and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economics and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a

23

result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in Eastern Europe or other countries.

A Fund's investments in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause a Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the Fund has delivered or due to the Fund's inability to complete its contractual obligations because of theft or other reasons. The creditworthiness of the local securities markets in certain emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Funds may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may also make the Funds' investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

Risk of Derivative Investments

A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

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Risks of Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•
Both domestic and foreign securities that are not readily marketable
•
Certain stripped mortgage-backed securities
•
Repurchase agreements and time deposits with a notice or demand period of more than seven days
•
Certain over-the-counter options
•
Certain structured securities and all swap transactions
•
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks

Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

The International Equity, Growth and Income, Capital Growth, and Small Cap Value Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings

Each Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of

25

shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks

Each Fund may, for temporary defensive purposes, invest all (35% for CORE U.S. Equity Fund) of its total assets in:

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U.S. government securities
•
Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's
•
Certificates of deposit
•
Bankers' acceptances
•
Repurchase agreements
•
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective. Also, each Fund's investment objective, and all policies not specifically designated as fundamental, are nonfundamental and may be changed by the Company's board of directors without shareholder approval.

Foreign Currency Transactions

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund, to the extent consistent with their investment policies, may purchase or sell foreign currencies on a cash basis or through forward contracts. A foreign contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. These Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar). The Funds will incur costs in connection with conversions between various currencies.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's net asset value to fluctuate (when the Fund's net asset value fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs on the benefits of a currency hedge or could force the Funds to cover their purchase or sale commitments, if any, at the current market price.

Structured Securities

Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value

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of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Floating and Variable Rate Obligations

The International Equity, Growth and Income, Small Cap Value and Global Income Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Futures Contracts and Options on Futures Contracts

Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The International Equity Fund and Global Income Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern or correlation between the two currencies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

Futures contracts and related options present the following risks:

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While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
•
Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
•
The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
•
Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
•
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
•
Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
•
Foreign exchanges may not provide the same protection as U.S. exchanges.

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Options on Securities, Securities Indices and Foreign Currencies

A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index consisting of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Equity Swaps

Each Fund, except the Global Income Fund, may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

See "Options on Securities Indices" in the SAI for a discussion of the liquidity risks associated with options transactions.

When-Issued Securities and Forward Commitments

Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers

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and banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Certain Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities

Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, if permitted by the SEC, certain affiliated broker-dealers, including Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience a delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box

Each Fund, except Global Income and CORE U.S. Equity Funds, may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights

Each Fund, except the Global Equity Fund, may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies

Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company

29

or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

•    Standard & Poor's Depositary Receipts™

        The Funds may, consistent with their investment policies, purchase Standard & Poor's Depositary Receipts™ ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

•    iSharesSM (formerly World Equity Benchmark Shares or WEBs)

        iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies

Each Fund, except for the Global Income Fund, may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations; Trust Preferred Securities

Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e, the World Bank, the International Monetary Fund, etc.). A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

Bank Obligations

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the

30

profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities

Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates are not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities

Each Fund, except for the CORE U.S. Equity Fund, may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-

31

backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities

Each Fund, except for the CORE U.S. Equity Fund, may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interests rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings and Reverse Repurchase Agreements

Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets. The Global Income Fund may engage in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Mortgage Dollar Rolls

The Global Income Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

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Yield Curve Options

The Global Income Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Global Income Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

Each Fund, with the exception of the CORE U.S. Equity Fund, may invest in zero coupon bonds, and certain Funds may invest in deferred interest, pay-in-kind and capital appreciation bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Convertible Securities

Each Fund, with the exception of the Global Income Fund, may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities have both equity and debt or fixed-income risk characteristics. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests

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are subject to the same rating criteria as its other investments in fixed-income securities. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market loans attributable to change in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Lower-Rated Fixed-Income Securities

Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund's average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and it shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

For more information about the investments of the Funds, please refer to the SAI.

Short-Term Trading

Other than the Global Income Fund, no Fund expects to trade in securities for short-term gain. However, the Investment Adviser may engage in such activity at any time with regard to any Fund. To the extent that a Fund engages in frequent trading, the portfolio turnover rate for such a Fund will be higher than a Fund that does not engage in frequent trading. A high rate of portfolio turnover (100% or higher) involves correspondingly greater expenses that must be borne by a Fund and the Fund's shareholders and may, under certain circumstances, make it more difficult for a Fund to qualify as a regulated investment company under the Code. For more information concerning the federal tax implications of frequent trading, please refer to the section entitled "Taxes" in the SAI.

Non-Investment Grade Fixed-Income Securities

Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

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Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

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MANAGEMENT OF THE FUNDS

Protective Investment Advisors, Inc. ("PIA") serves as the Company's investment manager (the "Investment Manager") and is responsible for overall management of the Company. PIA has engaged GSAMI, an affiliate of Goldman Sachs & Co. ("Goldman Sachs"), as Investment Adviser to provide day-to-day portfolio management for the Protective International Equity Fund and the Protective Global Income Fund. PIA also has engaged GSAM, a unit of the Investment Management Division of Goldman Sachs, as Investment Adviser to provide day-to-day portfolio management for each of the other Funds.

Directors and Officers

The Company's board of directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Manager and the Adviser, the custodian, accounting and administrative services provider and other providers of services to the Company. The officers of the Company supervise its daily business operations. The SAI contains more information about the management of the Company and the Funds.

Investment Manager

Protective Investment Advisors, Inc. (formerly, Investment Distributors Advisory Services, Inc.) located at 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and its Funds. PIA has managed the Company and the Funds since 1994. The Company is the sole mutual fund client of PIA.

For its services to the Company, the Investment Manager receives a monthly management fee. The fee is based upon average daily net assets of each Fund and is accrued daily and paid to the Investment Manager at the following annual rates for each of the Funds:

Fund	Management Fee	Aggregate Management Fees Paid to PIA During the Fiscal Year Ended December 31, 2001
CORE U.S. Equity Fund	0.80%	$2,216,150
Capital Growth Fund	0.80%	$1,729,325
Small Cap Value Fund	0.80%	$743,845
International Equity Fund	1.10%	$1,568,995
Growth and Income Fund	0.80%	$1,775,665
Global Income Fund	1.10%	$665,520

The investment management agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Investment Manager has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: CORE U.S. Equity Fund, 0.80%, Capital Growth Fund, 0.80%, Small Cap Value Fund, 0.80%, International Equity Fund, 1.10%, Growth and Income Fund, 0.80%, and Global Income Fund, 1.10%. This reduction of expenses will increase the yield or total return of the Funds for any period for which it remains in effect. The Investment Manager may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days notice to the Company.

See "Investment Manager" in the SAI for more detailed information about the investment management agreement.

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Investment Advisers

Investment Adviser	Fund

Goldman Sachs Asset Management ("GSAM") 32 Old Slip New York, New York 10005	CORE U.S. Equity Capital Growth Small Cap Value Growth and Income

Goldman Sachs Assets Management International ("GSAMI") Procession House 55 Ludgate Hill London England EC4M 7JW	International Equity Global Income

GSAM and GSAMI are business units of the Investment Management Division ("IMD") of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2001, GSAM and GSAMI, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Advisers provide day-to-day advice regarding the Funds' portfolio transactions. The Investment Advisers make the investment decisions for the Funds and place purchase and sale orders for the Funds' portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While each Investment Adviser is ultimately responsible for the management of the Funds, they are able to draw upon the research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, each Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was and continues as President. Over the course of his 19-year career at Commidities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Value Team (Small Cap Value Fund and Growth and Income)

  •
  Twelve portfolio managers/analysts with over 100 years of combined financial experience comprise the Investment Adviser's value investment team.
  •
  Multi-sector focus provides a balanced perspective and in-depth industry knowledge.
  •
  Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Andrew Braun Vice President	Portfolio Manager — Growth and Income	Since 2001	Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and became a portfolio manager in May 2001.

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Sally Pope Davis Vice President	Portfolio Manager — Growth and Income	Since 2001
Ms. Davis joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.
Sean Gallagher Vice President	Portfolio Manager — Growth and Income	Since 2001	Mr. Gallagher joined GSAM as a research analyst in May 2000. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.
Stephen L. Korn Associate	Portfolio Manager — Small Cap Value	Since 2001
Mr. Korn joined GSAM as a research analyst in June 1999. From January 1999 to June 1999 he was an equity research analyst at Gabelli & Company, Inc. From July 1995 to July 1998, he was a consultant at Andersen Consulting LLP in the Telecommunications Group.
Chip Otness Vice President	Portfolio Manager — Small Cap Value	Since 2000
Mr. Otness joined GSAM as a portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.
Lisa Parisi Vice President	Portfolio Manager — Small Cap Value	Since 2001
Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.
Eileen Rominger Managing Director	Portfolio Manager — Growth and Income	Since 1999
Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value Equity Team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

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Quantitative Equity Team (CORE U.S. Equity Fund)

  •
  A stable and growing team supported by an extensive internal staff
  •
  Access to the research ideas of Goldman Sachs' renowned Global Investment Research Department
  •
  More than $24 billion in equities currently under management
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Melissa Brown Managing Director	Senior Portfolio Manager — CORE U.S. Equity	Since 1998	Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.
Robert C. Jones Managing Director	Senior Portfolio Manager — CORE U.S. Equity	Since 1991	Mr. Jones joined GSAM as a portfolio manager in 1989.
Victor H. Pinter Vice President	Senior Portfolio Manager — CORE U.S. Equity	Since 1996	Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.

Growth Investment Team (Capital Growth Fund)

  •
  21 year consistent investment style applied through diverse and complete market cycles
  •
  More than $16 billion in equities currently under management
  •
  More than 300 client account relationships
  •
  A portfolio management and analytical team with more than 250 years combined investment experience
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Steven M. Barry Managing Director	Senior Portfolio Manager — Capital Growth	Since 2000	Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.
Kenneth T. Berents Managing Director	Senior Portfolio Manager — Capital Growth	Since 2000	Mr. Berents joined GSAM as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.
Herbert E. Ehlers Managing Director	Senior Portfolio Manager — Capital Growth	Since 1997
Mr. Ehlers joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty Investment Management, Inc. ("Liberty") and its predecessor firm, Eagle.
Gregory H. Ekizian Managing Director	Senior Portfolio Manager — Capital Growth	Since 1997	Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

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Scott Kolar Vice President	Portfolio Manager — Capital Growth	Since 2000	Mr. Kolar joined GSAM as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.
Andrew F. Pyne Vice President	Senior Portfolio Manager — Capital Growth	Since 2001	Mr. Pyne joined GSAM as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997, he was a product manager at Van Kampen Investments.
David G. Shell Managing Director	Senior Portfolio Manager — Capital Growth	Since 1997	Mr. Shell joined GSAM as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.
Ernest C. Segundo, Jr. Vice President	Senior Portfolio Manager — Capital Growth	Since 1997	Mr. Segundo joined GSAM as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

International Equity Portfolio Management Team (International Equity Fund)

  •
  Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to GSAMI's fundamental research capabilities
  •
  Team manages over $33.1 billion in international equities for retail, institutional and high net worth clients
  •
  Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAM
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
London-Based Portfolio Management Team
Robert G. Collins Managing Director Co-Head of International Equity Management Team	Senior Portfolio Manager — International Equity	Since 2001
Mr. Collins joined the International Equity Management Team as Co-Head in 2001. From 1997 to 2001, Mr. Collins was a portfolio manager and Co-Chair of the Growth Equity Investment Committee. From 1991 to 1997, he was a portfolio manager at Liberty Investment Management, Inc.
Susan Noble Managing Director Co-Head of International Equity Management Team	Senior Portfolio Manager — International Equity	Since 1998
Ms. Noble joined GSAMI as a senior portfolio manager and head of the European Equity Team in October 1997. From 1986 to 1997, she worked at Fleming Investment Management in London, where she most recently was Portfolio Management Director for the European equity investment strategy and process.

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Robert Stewart Executive Director	Senior Portfolio Manager — International Equity	Since 1999
Mr. Stewart joined GSAMI as a portfolio manager in 1996. He is a member of the European Equity Team. From 1996 to 1998, he was a portfolio manager in Japan where he managed Japanese Equity Institutional Portfolios. From 1987 to 1996, Mr. Stewart was a portfolio manager of CINMan where he managed international equities.
Singapore-Based Portfolio Management Team
Siew-Hua Thio Vice President	Portfolio Manager — International Equity	Since 1998	Ms. Thio joined GSAMI as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore. From 1993 to 1997, she was a research analyst at the same firm.
Shogo Maeda Managing Director	Senior Portfolio Manager — International Equity	Since 1994	Mr. Maeda joined GSAMI as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asia Equities in 2001.
Tokyo-Based Portfolio Management Team
Shogo Maeda Managing Director	Senior Portfolio Manager — International Equity	Since 1994	Mr. Maeda joined GSAMI as a portfolio manager in 1994. He became Chief Investment Officer for Pan-Asia Equities in 2001.

Fixed Income Portfolio Management Team (Global Income Fund)

  •
  The fixed-income portfolio management team is comprised of a deep team of sector specialists
  •
  The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
  •
  The team manages approximately $59.4 billion in fixed-income assets for retail, institutional and high net worth clients
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Jonathan A. Beinner Managing Director and Chief Investment Officer, Fixed Income Portfolio Management	Senior Portfolio Manager — Global Income	Since 2001	Mr. Beinner joined the Investment Adviser in 1990. He became a portfolio manager in 1992.
James Cielinski — Executive Director	Senior Portfolio Manager — Global Income Fund	Since 2000	Mr. Cielinski joined GSAMI in 1998 as a portfolio manager. Prior to his current position, he spent five years at Utah Retirement Systems, where he managed the fixed income group.

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Paul Marson Executive Director	Senior Portfolio Manager — Global Income	Since 2000
Mr. Marson joined GSAMI in 2000 as a senior portfolio manager. Prior to his current position, he spent five years at JP Morgan as a senior portfolio manager and member of the Global Macro Strategy Team.
Phillip Moffitt Executive Director Senior Currency Portfolio Manager	Senior Portfolio Manager — Global Income Fund	Since 2000
Mr. Moffitt joined GSAMI as a portfolio manager in 1999. Prior to joining GSAMI, he worked for three years as a proprietary trader for Tokai Asia Ltd in Hong Kong. Before that, Mr. Moffitt spent ten years with Bankers Trust Asset Management in Australia, where he was a Managing Director responsible for all active global fixed income funds as well as a member of the Asset Allocation Committee.
Andrew Wilson Managing Director	Senior Portfolio Manager — Global Income Fund	Since 1995
Mr. Wilson joined GSAMI in 1995 as a portfolio manager. Prior to his current position, he spent three years as an Assistant Director at Rothschild Asset Management, where he was responsible for managing global and international bond portfolios with specific focus on the U.S., Canadian, Australian and Japanese economies.

Activities of Goldman Sachs and its Affiliates and Other Accounts Manager by Goldman Sachs

The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income annually. Each Fund also intends to annually distribute substantially all of its net realized capital gains. All income dividends and capital gain distributions made by a Fund will be reinvested in shares of that Fund at that Fund's net asset value.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Company are not offered directly to the general public. The Company currently offers its shares to separate accounts of Protective Life and PLAIC as funding vehicles for certain variable annuity contracts or variable life insurances contracts ("variable contracts") issued through the separate accounts. When shares of the

42

Company are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Funds are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The separate accounts purchase and redeem shares of the Funds for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to the Company any orders to purchase or redeem shares of the Funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's net asset value per share calculated as of the day the separate account receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

The Company reserves the right to refuse to sell shares to the registered separate accounts of Protective Life and PLAIC if such sales represent market timing or disruptive trading practices. Purchases of a Fund's shares should be made for long-term investment purposes only. Short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term investors. The Company and the Investment Advisers are not responsible for any loss resulting from a rejected purchase. To minimize harm to the Company and its investors, the Company (or the Investment Advisers) will exercise these rights if, in the Company's (or the Investment Advisers') judgment, investors exhibit a pattern of disruptive trading.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Company currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of directors of the Company will monitor the Funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then Protective Life or PLAIC will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then Protective Life or PLAIC might withdraw its separate accounts' investment in one or more Funds or it may substitute shares of one Fund for another. This might force a Fund to sell its portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The Funds calculate net asset value per share ("NAV") as follows:

NAV	=	(Value of Assets of the Fund) - (Liabilities of the Fund) Number of the Fund's Outstanding Shares

The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Funds' investments may be determined in good faith under procedures established by the Company's board of directors.

  •
  NAV per share of each Fund is generally calculated by the Fund's administrator on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares are generally not priced on any day the New York Stock Exchange is closed, and the time at which transactions and shares are priced may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.
  •
  Shares are purchased and redeemed as of their NAV next calculated after Protective Life or PLAIC receive orders in proper form from variable contract owners.
  •
  The Company reserves the right to change the time of day as of which NAV per share is calculated.

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Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when its shares are not purchased or redeemed.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange, are not reflected in a Fund's next determined NAV unless the Company determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

TAXATION

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of Protective Life and PLAI. Under current law, owners of variable annuity contracts and variable life insurance policies that have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts or policies. For information concerning the federal tax consequences to the purchasers of the variable annuity contracts and variable life insurance policies, see the attached prospectus for such contract or policy.

For more information about the tax status of the Funds, see "Taxes" in the SAI.

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.

PROTECTIVE INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period

	Year Ended
Global Income Fund	12/31/01		12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$10.62		$10.48	$10.65	$10.13	$10.18

Income (loss) from investment operations:
Net investment income	0.39	*(b)	0.46 *	0.50	0.43	0.55
Net realized and unrealized gain (loss)	0.11		0.45	(0.62)	0.63	0.46

Total from investment operations	0.50		0.91	(0.12)	1.06	1.01

Less Distributions:
From net investment income	(0.93)		(0.77)	0.00	(0.26)	(0.92)
From net realized gain	0.00		0.00	(0.05)	(0.28)	(0.14)

Total distributions	(0.93)		(0.77)	(0.05)	(0.54)	(1.06)

Net asset value, end of period	$10.19		$10.62	$10.48	$10.65	$10.13

Total Return (a)-	4.79%		9.00%	(1.20)%	10.40%	9.94%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$58,262		$62,004	$63,817	$62,763	$48,833
Ratios to average net assets:
Expenses net of all reductions	1.10%		1.10%	1.10%	1.10%	1.10%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	1.10%		1.10%	1.10%	1.10%	1.10%
Gross expenses	1.35%		1.30%	1.29%	1.28%	1.32%
Net investment income	3.64	%(b)	4.38%	4.24%	4.71%	5.27%
Portfolio Turnover Rate	222%		178%	189%	194%	369%

45

	Year Ended
International Equity Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$13.65	$18.68	$14.31	$12.45	$12.87

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.08	0.18	(0.02)	0.04
Net realized and unrealized gain (loss)	(2.99)	(2.48)	4.48	2.59	0.52

Total from investment operations	(2.93)	(2.40)	4.66	2.57	0.56

Less Distributions:
From net investment income	(0.08)	(0.24)	(0.05)	(0.01)	(0.24)
From net realized gain	(1.59)	(2.39)	(0.24)	(0.70)	(0.74)

Total distributions	(1.67)	(2.63)	(0.29)	(0.71)	(0.98)

Net asset value, end of period	$9.05	$13.65	$18.68	$14.31	$12.45

Total Return (a)-	(22.56)%	(14.06)%	33.11%	20.65%	4.42%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$115,850	$186,314	$224,935	$174,985	$131,887
Ratios to average net assets:
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses	1.37%	1.35%	1.33%	1.39%	1.37%
Net investment income	0.54%	0.37%	0.47%	0.37%	0.34%
Portfolio Turnover Rate	63%	82%	91%	79%	34%

46

	Year Ended
Capital Growth Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$22.70	$26.29	$20.87	$15.82	$12.65

Income (loss) from investment operations:
Net investment income	0.06	0.06	0.03	0.08	0.10
Net realized and unrealized gain (loss)	(3.19)	(1.82)	5.69	5.42	4.24

Total from investment operations	(3.13)	(1.76)	5.72	5.50	4.34

Less Distributions:
From net investment income	(0.06)	(0.02)	0.00	(0.08)	(0.10)
From net realized gain	(2.19)	(1.81)	(0.30)	(0.37)	(1.07)

Total distributions	(2.25)	(1.83)	(0.30)	(0.45)	(1.17)

Net asset value, end of period	$17.32	$22.70	$26.29	$20.87	$15.82

Total Return (a)-	(14.43)%	(7.26)%	27.76%	34.76%	34.57%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$190,457	$257,854	$268,155	$155,149	$75,042
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.86%	0.86%	0.85%	0.86%	0.97%
Net investment income	0.27%	0.24%	0.12%	0.54%	0.90%
Portfolio Turnover Rate	15%	33%	38%	28%	61%
	Year Ended
Growth and Income Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$13.36	$14.72	$14.07	$15.76	$14.18

Income (loss) from investment operations:
Net investment income	0.09	0.10	0.22	0.19	0.13
Net realized and unrealized gain (loss)	(1.35)	(0.91)	0.62	(0.65)	4.03

Total from investment operations	(1.26)	(0.81)	0.84	(0.46)	4.16

Less Distributions:
From net investment income	(0.07)	(0.25)	(0.01)	(0.18)	(0.13)
From net realized gain	0.00	(0.30)	(0.18)	(1.05)	(2.45)

Total distributions	(0.07)	(0.55)	(0.19)	(1.23)	(2.58)

Net asset value, end of period	$12.03	$13.36	$14.72	$14.07	$15.76

Total Return (a)-	(9.46)%	(5.67)%	5.99%	(2.92)%	29.84%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$200,525	$266,416	$346,481	$388,290	$356,503
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.82%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.87%	0.85%	0.86%	0.85%	0.85%
Net investment income	0.61%	0.42%	1.41%	1.25%	0.88%
Portfolio Turnover Rate	42%	73%	116%	116%	69%

47

	Year Ended
CORE U.S. Equity Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$21.43	$27.14	$22.16	$18.41	$15.44

Income (loss) from investment operations:
Net investment income	0.10	0.16	0.11	0.13	0.17
Net realized and unrealized gain (loss)	(2.32)	(2.65)	4.97	3.98	4.57

Total from investment operations	(2.22)	(2.49)	5.08	4.11	4.74

Less Distributions:
From net investment income	(0.17)	(0.11)	0.00	(0.13)	(0.17)
From net realized gain	(2.63)	(3.11)	(0.10)	(0.23)	(1.60)

Total distributions	(2.80)	(3.22)	(0.10)	(0.36)	(1.77)

Net asset value, end of period	$16.41	$21.43	$27.14	$22.16	$18.41

Total Return (a)-	(10.93)%	(10.14)%	23.02%	22.33%	30.95%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$249,888	$323,260	$371,539	$262,994	$177,210
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.87%	0.86%	0.85%	0.85%	0.86%
Net investment income	0.47%	0.68%	0.50%	0.71%	1.06%
Portfolio Turnover Rate	69%	54%	55%	48%	61%
	Year Ended
Small Cap Value Fund	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97
Net asset value, beginning of period	$11.42	$8.68	$8.66	$11.73	$10.02

Income (loss) from investment operations:
Net investment income	0.17	0.13	0.05	0.05	0.04
Net realized and unrealized gain (loss)	2.29	2.67	(0.03)	(1.89)	3.17

Total from investment operations	2.46	2.80	0.02	(1.84)	3.21

Less Distributions:
From net investment income	(0.12)	(0.06)	0.00	(0.05)	(0.04)
From net realized gain	0.00	0.00	0.00	(1.18)	(1.46)

Total distributions	(0.12)	(0.06)	0.00	(1.23)	(1.50)

Net asset value, end of period	$13.76	$11.42	$8.68	$8.66	$11.73

Total Return (a)-	21.66%	32.27%	0.24%	(15.32)%	32.20%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$97,298	$89,816	$81,213	$99,791	$107,984
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.86%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.91%	0.88%	0.90%	0.89%	0.89%
Net investment income	1.25%	1.11%	0.52%	0.45%	0.38%
Portfolio Turnover Rate	76%	85%	87%	96%	99%

*	Calculated based on average shares outstanding during the period.
(a)	Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return would have been lower had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.
(b)	The fund was required to start amortizing premiums on debt securities. The effect of this change on net investment income per share was a decrease of $0.04 per share. The effect to the ratio of net income to average net assets was a decrease of 0.38%.

48

ADDITIONAL INFORMATION ABOUT THE FUNDS

For investors who would like more information about the Funds and the Company, the following documents are available without charge upon request.

Statement of Additional Information (SAI)

The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission the ("SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Company at the address or phone number listed below.

Information about the Funds (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Funds. For more information about the operation of the Public Reference Room, please call the SEC at (202) 942-8090.

Annual and Semi-Annual Reports

The Funds' annual and semi-annual reports provide additional information about the Funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

To obtain the SAI or the most recent annual or semi-annual report for the Funds you may write to Protective Investment Company at P.O. Box 10648, Birmingham, AL 35202-0648 or call us at 1-800-456-6330.

CORESM is a service mark of Goldman, Sachs & Co.

Investment Company Act File No. 811-8674

PART B

INFORMATION REQUIRED TO BE IN THE
STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE INVESTMENT COMPANY

Protective CORESM U.S. Equity Fund
Protective Capital Growth Fund
Protective Small Cap Value Fund
Protective International Equity Fund
Protective Growth and Income Fund
Protective Global Income Fund

May 1, 2002

        This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon information discussed in the prospectus for Protective Investment Company (the "Company") and should, therefore, be read in conjunction with the prospectus for the Company. To obtain a copy of the prospectus with the same date as this Statement of Additional Information write to the Company at P. O. Box 10648, Birmingham, Alabama 35202-0648 or call 1-800-456-6330.

CORESM is a service mark of Goldman, Sachs & Co.

i

ii

INTRODUCTION

        Protective Investment Company (the "Company") is an open-end management investment company incorporated in the State of Maryland on September 2, 1993. The Company consists of six separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. In previous years, the Company offered seven Funds. The seventh Fund which is no longer offered by the Company was called the Money Market Fund. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro-rata in any losses of that Fund.

        Pursuant to an investment management agreement and subject to the authority of the Company's board of directors, Protective Investment Advisors, Inc. ("PIA") serves as the Company's investment manager (the "Investment Manager") and conducts the business and affairs of the Company. PIA has engaged Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), as the investment adviser to provide day-to-day portfolio management for the Protective International Equity Fund and the Protective Global Income Fund. PIA also has engaged Goldman Sachs Asset Management ("GSAM"), a business unit of the Investment Management Division of Goldman Sachs, as the investment adviser to provide day-to-day portfolio management for each of the other Funds. (GSAM and GSAMI are each referred to herein as the "Investment Adviser" or together as the "Investment Advisers," as appropriate.)

        The Company currently offers each class of its stock to separate accounts of Protective Life Insurance Company ("Protective Life") and Protective Life and Annuity Insurance Company ("PLAI") (formerly, American Foundation Life Insurance Company) as funding vehicles for certain variable annuity and variable life insurance contracts (the "Contracts") issued by Protective Life or PLAI through separate accounts (the "Accounts"). The Company does not offer its stock directly to the general public. Each Account, like the Company, is registered as an investment company with the Securities and Exchange Commission ("SEC") and a separate prospectus, which accompanies the prospectus for the Company (the "Prospectus"), describes the Account and the Contracts issued through that Account. The prospectus for the Account and the Contracts also has a Statement of Additional Information similar to this statement of additional information (the "SAI").

        The Company may, in the future, offer its stock to other registered and unregistered separate accounts of Protective Life, PLAI, and their affiliates supporting other variable annuity contracts or variable life insurance contracts and to qualified pension and retirement plans.

        Terms appearing in the SAI that are defined in the Prospectus have the same meaning herein as in the Prospectus.

ADDITIONAL INVESTMENT POLICY INFORMATION

Investment Objectives and Policies

        Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund's objective will be achieved. The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds' Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to CORE U.S. Equity, Small Cap Value, International Equity and Global Income Funds, to the extent required by Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund's policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

        Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

Protective CORE U.S. Equity Fund

        The CORE U.S. Equity Fund's investment objective is to provide its shareholders long-term growth of capital and dividend income. Under normal circumstances, the Fund will invest at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments in U.S. issuers and securities of including foreign companies that are traded in the United States.

        Since normal settlement for equity investments is three trading days, the Fund will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of the Fund's net assets. The Fund may purchase futures contracts only with respect to the S&P 500® Index in order to keep the Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, the Fund may enter into additional contracts or close out existing positions.

        The CORE U.S. Equity Fund is managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Fund's investment process. This investment process and the proprietary multifactor model used to implement it are discussed below. The Investment Adviser begins the investment process with a broad universe of U.S. equity investments for the Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the Investment Adviser's research department, a rating is assigned based upon the research department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources. In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given the Fund's benchmark. The Fund's portfolio is primarily composed of securities rated highest by the following investment process and has risk characteristics and industry weightings similar to the Fund's benchmark. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

        The Multifactor Model.  The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics (or factors). The factors used by the Multifactor

Model incorporate many common variables studied by traditional fundamental analysts, covering measures of value, price momentum, earnings momentum and stability (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, and earnings stability). All of these factors have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

        The weightings assigned to the factors in the Multifactor Model used by the Fund are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, the Investment Adviser believes that the CORE U.S. Equity Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

        The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in the CORE U.S. Equity Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

        The Research Department.  The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Research Department and other affiliates of the Investment Adviser as well as information provided by other securities dealers.

Protective Small Cap Value Fund and Protective Growth and Income Fund

        These funds are managed using a value oriented approach. Potential equity investments for Small Cap Value Fund and Growth and Income Fund generally are evaluated using fundamental analysis, including criteria such as earnings, cash flow, asset values and/or dividend-paying ability. The Investment Adviser intends to purchase equity investments in companies that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. These Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

Protective Capital Growth Fund

        The Capital Growth Fund is managed using a growth equity oriented approach. Equity investments for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price; prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

Protective International Equity Fund

        Actively Managed International Funds.  The International Equity Fund is managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for the Fund are evaluated based on three key factors—the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

Protective Global Income Fund

        High Income.  The Fund's Investment Adviser will seek out high yielding bonds in the global fixed-income market that meet the Fund's credit quality standards and certain other criteria.

        Capital Appreciation.  Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The Investment Adviser attempts to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

        Portfolio Management Flexibility.  The Fund is actively managed. The Fund's Investment Adviser invests in countries that, in its judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

        Relative Stability of Principal.  The Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high credit quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

        Professional Management.  Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

SPECIAL INVESTMENT METHODS AND RISKS

U.S. Government Securities

        Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government Securities also include Treasury receipts and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. Each Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

        U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Custodial Receipts and Trust Certificates

        Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

        Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

        Certain custodial receipts and trust certificates may be derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Restricted and Illiquid Securities

        Each Fund may purchase securities that are not registered or that are offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Company determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Company has adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

        The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Options on Securities and Securities Indices

        Writing Covered Options.  All of the Funds may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or the Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

        A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or the Fund will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

        The Funds may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

        A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by owning offsetting options as described above.

        A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

        Purchasing Options.  The Funds may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

        A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

        A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

        The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather the price fluctuations in a single security.

        Yield Curve Options.  The Global Income Fund may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

        The Global Income Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Global Income Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The Global Income Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

        Yield curve options written by the Global Income Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Global Income Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.

        Risks Associated with Options Transactions.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

        Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        The Funds may purchase and sell both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

        Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

        The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Futures Contracts and Options on Futures Contracts

        The Funds may purchase and sell futures contracts. Each Fund, other than CORE U.S. Equity Fund, may also purchase and write options on futures contracts. These Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. CORE U.S. Equity Fund may enter into Futures contracts only with respect to the S&P 500® Index. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or, with respect to certain Funds, on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transaction on U.S. futures exchanges.

        Futures Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

        When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Fund (other than the CORE U.S. Equity Fund) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. These Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

        Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

        Hedging Strategies.  Hedging by use of futures contracts seeks to establish with more certainly than would otherwise be possible the effective price or rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity Fund) foreign currency rates that would adversely affect the U. S. dollar value of the Fund's portfolio securities. Similarly, a Fund (other than CORE U.S. Equity Fund) may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

        If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

        On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

        Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

        The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

        The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

        Other Considerations.  Where permitted, a Fund will engage in futures transactions and (except for CORE U.S. Equity Fund) in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes — i.e.,  futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase.

        In addition to bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose seeking to increase total return, will not exceed 5 percent of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxes" in the Prospectus).

        Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

        While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

        In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

        The profitability of a Fund's trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Foreign Investments

        Each Fund may invest in securities of foreign issuers (for CORE U.S. Equity, securities of foreign issuers must be traded in the United States.) Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") involves certain special risks, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. Investments in foreign issuers usually involves currencies of foreign countries and since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs and since a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

        Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

        Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

        Investing In Emerging Countries.  The Capital Growth Fund, Growth and Income Fund, and Global Income Fund, may invest up to 10%, 25% and 10% of their respective total assets in emerging countries. The Small Cap Value Fund may invest up to 25% of its net assets in emerging countries. Investment in debt securities of emerging country issuers involve special risks. The securities markets of emerging country issuers are less liquid and subject to greater price volatility, and a smaller market capitalization, than securities of issuers in the United States and other developed countries. In certain countries, there may be few publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions to pay its expenses.

        A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

        Securities markets of emerging countries may also have less efficient clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases on sales due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

        Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

        With respect to investment in certain emerging countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of U.S. corporation.

        Economic, Political and Social Factors.  Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries. Instability may result from, among other things: (a) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (b) popular unrest associated with demands for improved economic, political and social conditions; (c) internal insurgencies; (d) hostile relations with neighboring countries; (e) ethnic, religious and racial disaffection and conflict; and(f) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets. A Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

        The economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressure and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

        A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

        Restrictions on Investment and Repatriation.  Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operations of a Fund.

        Sovereign Debt Obligations.  Investments in sovereign debt obligations involve special risks not present in corporation debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

        A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

        Brady Bonds.  Certain foreign debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds, and among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

        Forward Foreign Currency Exchange Contracts.  The Funds may enter into forward foreign currency exchange contracts for the purposes described in the Prospectus. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

        At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often but not always, effected with the currency trader who is a party to the original forward contract.

        The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

        Additionally, when the Investment Adviser of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

        The Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency.

        Unless otherwise covered, cash or liquid assets of the Fund are segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the segregated assets declines, additional cash or other assets are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets are marked-to-market on a daily basis.

        While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

        Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

        Writing and Purchasing Currency Call and Put Options.  The Funds may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The International Equity Fund and Global Income Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. In addition, the International Equity and Global Income Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

        A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

        A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by it.

        A Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

        A Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

        In addition to using options for the hedging purposes described above, the International Equity Fund and Global Income Fund may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

        The International Equity and Global Income Funds would normally purchase call options to seek to increase in anticipation of an increase in the market value of a currency. They would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by these two Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. They would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise they would realize either no gain or a loss on the purchase of the put option.

        Special Risks Associated With Options on Currency.  An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

        There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

        The Funds may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See "Investment Restrictions" in the Prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Fund.

        The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

        Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps Options on Swaps and Interest Rate Caps, Floors and Collars.  The Global Income Fund may enter into interest rate, mortgage, credit, currency and return swaps for hedging purposes and to seek to increase total return. The International Equity Fund may enter into currency swaps for these purposes. The Global Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The Global Income Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

        A great deal of flexibility is possible in the way swap transactions are structured. However, generally, the Global Income Fund will enter into interest rate, total return, options on swaps and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that a Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Funds and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

        The Global Income Fund will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor's or A or P-1 or better by Moody's or their equivalent ratings. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser is responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

        The use of interest rate, mortgage, credit, total return, options on swaps and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Investments in ADRs, EDRs and GDRs

        Many securities of foreign issuers are represented by sponsored and unsponsored ADRs, EDRs, and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. GDRs are receipts issued by non U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets and GDRs, issued in either registered or bearer form, are designed for trading on a global basis. EDRs are receipts issued by non-U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, EDRs, in bearer form, are designed for trading in European securities markets. The Funds may invest in ADRs and GDRs and, except for the CORE U.S. Equity Fund, may invest in EDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

        Depositary receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires depositary receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of currencies in which the receipts and the underlying securities are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depositary receipts rather than directly in the stock of foreign issuers, a Fund may avoid currency risks during the settlement period for either purchases or sales.

Equity Swaps

        Each Fund, with the exception of the Global Income Fund, may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

        A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

        A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Fixed-Income Securities

        Short-Term Bank and Corporate Obligations.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar-denominated obligations of domestic issuers. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

        Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Certain fixed time deposits maturing in more than seven days may be deemed to be illiquid securities. Bank notes rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

        Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks or subject to different regulations and are generally permitted to engage in a wider variety of activities then U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market condition. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play on important part in the operations of this industry.

        Corporate Debt Obligations.  Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. The CORE U.S. Equity Fund may only invest in debt securities that are cash equivalents. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

        Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds' Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

        Lower-Rated Corporate Debt Obligations.  As described in the Prospectus, the Capital Growth Fund, International Equity Fund, Small Cap Value Fund and Growth and Income Fund may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). See Appendix A for a description of the ratings issued by investment rating services.

        An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower-rated securities will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

        The secondary market for junk bond securities, which is concentrated in relatively few markets, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund's ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund's Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

        Since investors generally perceive that there are greater risks associated with medium to lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

        Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

        Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

        Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the portfolios of the Funds and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

        Because the market for high yield securities is still relatively new and had not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.

        Variable Rate and Floating Rate Securities.  The Funds may purchase variable and floating rate demand instruments that are debt securities that possess a floating or variable interest rate adjustment formula. These instruments also permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

        The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days's notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Funds intend to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to the Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure.

        The maturity of the variable or floating rate demand instruments held by any of the Funds will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

        Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds.  The Global Income Fund may invest in zero coupon, deferred interest, pay-in-kind ("PIK") and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

        PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

        Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do no provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See "Taxation."

        Mortgage-Backed and Asset-Backed Securities.  All of the Funds, except CORE U.S. Equity Fund, may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. All the Funds, except CORE U.S. Equity Fund, may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

        Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government Securities and other mortgage-backed and asset-backed securities.

        Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Structured Securites

        Each Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Repurchase Agreements

        All of the Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity Fund and Global Income Fund may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund's custodian or (subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

        For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

        Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

        All of the Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements.

Reverse Repurchase Agreements

        The Global Income Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

        When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater then the repurchase price. The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Mortgage Dollar Rolls

        The Global Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

        Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities

        Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

        The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

        In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities

        Each Fund, with the exception of the Global Income Fund, may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Lending of Portfolio Securities

        All of the Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers (including the Investment Adviser), and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund will call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the applicable Investment Adviser to be of good standing, and when, in the judgment of the applicable Investment Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Investment Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of each Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitation stated elsewhere in the Prospectus regarding investments in fixed income securities and cash collateral.

        Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral.

Borrowing

        All of the Funds may borrow money but only from banks and only for temporary or short-term purposes. Temporary or short-term purposes may include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. No Fund will borrow for leveraging purposes. Each Fund will maintain continuous asset coverage of at least 300% (as defined in the Act) with respect to all of its borrowings. Should the value of a Fund's assets decline to below 300% of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage. Borrowing involves interest costs. A Fund will not purchase additional securities while its borrowings exceed 5% of its total assets.

Short Sales Against-the-Box

        The Capital Growth Fund, Small Cap Value Fund, International Equity Fund and Growth and Income Fund may engage in short sales against-the-box. Not more than 25% of a Fund's net assets (at the time of the short sale) may be subject to short sales. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

        If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Investment in Unseasoned Companies

        Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

        All of the Funds reserve the right to invest up to 10% of their total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM). No Fund may invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest may include money markets funds for which its Investment Adviser or its Investment Adviser's affiliates serve as the investment adviser. A Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fees and administration fees (and other expenses) paid by the Fund. However, to the extent that a Fund invests in a money market fund for which its Investment Adviser or any of its Investment Adviser's affiliates act as adviser, the advisory and administration fees payable by the Fund to the Investment Manager will, to the extent required by the SEC, be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser or any of its affiliates.

        The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Value Fund, International Equity Fund, and Growth and Income Fund may each invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market. SPDRs are listed on the American Stock Exchange. The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P' Index"), (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

        SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

        The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

        Each Fund (other than the CORE U.S. Equity Fund) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Each Fund may, subject to the limitations stated above, invest in iSharesSM (formerly called World Equity Benchmark Shares or "WEBS") and similar securities that invest in securities included in foreign securities indices. iSharesSM are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharesSM on the AMEX. To date, iSharesSM have traded at relatively modest discounts and premiums to the NAVs. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharesSM as part of its investment strategy.

Warrants and Stock Purchase Rights

        The CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Value Fund, International Equity Fund and Growth and Income Fund each may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specified period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The CORE U.S. Equity Fund has no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Trust Preferreds

        The Global Income Fund may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest that can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

Real Estate Investment Trusts

        The CORE U.S. Equity Fund, International Equity Fund, Capital Growth Fund, Small Cap Value Fund and the Growth and Income Fund may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

        Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940. REITs (especially mortgage REITs) are also subject to interest rate risks.

When-Issued Securities and Forward Commitment Securities

        All of the Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

        A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

        A Fund is generally required to segregate with the Company's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund's obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Non-Diversified Status

        Since the Global Income Fund is a "non-diversified" under the Act, the Fund is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of each Fund's total assets, (a) the Fund may not invest more that 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (b) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code.

Portfolio Turnover

        Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

        The investment restrictions set forth below have been adopted by the Company as fundamental policies for the Fund to which each applies, as shown below. A fundamental policy is one that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding votes attributable to the shares of a Fund. The investment objective or objectives of each Fund and all other investment policies or practices of the Fund are considered by the Company not to be fundamental and accordingly may be changed by the Company's board of directors without shareholder approval. See the description of each Fund in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 10, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

        None of the Funds may:

  1.
  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts (including those relating to indices), and options on futures contracts or indices.

  2.
  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but a Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures contracts.

  3.
  Sell securities short or maintain a short position except for short sales against-the-box.

  4.
  Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

  5.
  Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

  6.
  Invest in commodities except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis as described in the Prospectus.

  7.
  Lend any money or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets.

  8.
  Issue any senior security (as such term is defined in Section 18(f) of the Act) except as otherwise permitted under these fundamental investment restrictions.

  9.
  Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

  10.
  Borrow money except from banks for temporary or short-term purposes and then only if each maintains asset coverage of at least 300% for such borrowings. For purposes of this investment restriction, transactions in currency, swaps, options, futures contracts, including those relating to indices, forward contracts, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

  11.
  None of the Funds may invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. Government Securities.

        Fund-specific restrictions:

  12.
  CORE U.S. Equity Fund, Capital Growth Fund, Small Cap Value Fund, International Equity Fund and the Growth and Income Fund each may not, as to 75% of the total assets of each at the time of purchase, purchase the securities of any issuer if more than 5% of the value of the Fund's total assets would be invested in such securities.

Non-Fundamental Restrictions

        In addition to the investment restrictions mentioned above, the directors of the Company have adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Company's board of directors and they differ from fundamental investment restrictions in that they may be changed or amended by the board of directors without prior notice to or approval of shareholders.

        The Funds (except the Global Income Fund) may not:

  1.
  Purchase the securities of any issuer if by such purchase the Fund would own more than 10% of the outstanding voting securities of such issuer.

  2.
  The Funds each will not invest more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

        Fund specific restrictions:

  3.
  The Global Income Fund may not, as to 75% of its total assets at the time of purchase, purchase the securities of any issuer if more than 10% of the value of the Fund's total assets would be invested in such securities.

Interpretive Rules

        For purposes of the foregoing limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective(s) or policies (as disclosed in the Prospectus) otherwise permit it to rely on the exception.

 DIRECTORS AND OFFICERS

        The business and affairs of the Funds are managed under the direction of the board of directors subject to the laws of the State of Maryland and the Bylaws of the Fund. Directors are responsible for deciding matters of general policy and reviewing the actions of the Funds' service providers. The officers of the Fund conduct and supervise each Fund's daily business operations.

Directors of the Fund

        Information pertaining to the directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Act are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors."

INDEPENDENT DIRECTORS

Name Age Address [1]	Position(s) Held with Fund	Term of Office and Length of Time Served[2]	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[3]	Other Directorships Held by Director[4]
D. Warren Bailey (54)	Director	8 Years	Partner — Claylon-Bailey Properties, Owner and Manager of Rental Property, since November 1986. President and Chief Operating Officer of Hanna Steel, Steel Tube Manufacturer, from October 1996 to August 2001	6
G. Ruffner Page, Jr. (42)	Director	8 Years	President — McWane, Inc., Manufacturer, from January 1999 to present. Executive Vice President — McWane, Inc. January 1994 to December 1998.	6	Director — Alabama National Bancorporation Director — National Bank of Commerce
Cleophus Thomas, Jr. (45)	Director	8 Years	Of Counsel — Lange, Simpson, Robinson & Somerville since January 1998 (Law Firm). Chairman and Chief Executive Officer — A. G. Gaston Corp, Diversified Holding Company, since January 2002. Senior Executive Vice President, Booker T. Washington Insurance Company, Inc. since February 1992.	6

OFFICERS AND INTERESTED DIRECTORS

Name Age Address[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[2]	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[3]	Other Directorships Held by Director[4]

Carolyn King (51)	Director* Chairman and President	7 Years	Senior Vice President, Investments Products Division of Protective Life Corporation and Protective Life Insurance Company since April 1995.	6	Director, Variable Investors Series Trust, Protective Life Insurance Company
Richard J. Bielen (41)	Director*, Vice President and Compliance Officer	4 Years	Senior Vice President, Chief Investment Officer and Treasurer Protective Life Corporation and Protective Life Insurance Company since January 2002. Senior Vice President, Investments of Protective Life Corporation and Protective Life Insurance Company since August 1996.	6	Director, Protective Life Insurance Company
Kevin B. Borie (37)	Treasurer	3 Years
			Vice President & Actuary, Investment Products Division of Protective Life Insurance Company since May 1999 and formerly Second Vice President and Associate Actuary, Investment Products Division of Protective Life Insurance Company since June 1996.
Steve M. Callaway (44)	Secretary	5 Years	Senior Associate Counsel, Protective Life Corporation since May 1997.
Jerry W. DeFoor (49)	Vice President and Chief Accounting Officer	8 Years	Vice President, Controller and Chief Accounting Officer of Protective Life Corporation and Protective Life Insurance Company since April 1989.

[1]	Each director and officer may be contacted by writing to Protective Investment Company, 2801 Highway 280 South, Birmingham, AL 35223, Attn: Steve M. Callaway.
[2]
Each director serves an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date a director resigns or is removed by the Board of Directors or shareholders in accordance with the Company's bylaws; (c) in accordance with current resolutions of the Board of Directors; or (d) the Company terminates.
[3]
As of December 31, 2001, the Company consisted of six portfolios: (a) CORE U.S. Equity Fund; (b) Capital Growth Fund; (c) Small Cap Value Fund; (d) International Equity Fund; (e) Growth and Income Fund; and (f) Global Income Fund.
[4]
This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Act.
*
Directors Carolyn King and Richard J. Bielen are considered interested persons of the Fund because of their affiliations with the investment manager, Protective Investment Advisors, Inc., and the sponsoring insurance company, Protective Life Insurance Company, and its affiliates. All the officers and interested directors are also employees of Protective Life Insurance Company and/or its affiliates. No officer or interested director receives compensation from the Funds. Officers hold office at the pleasure of the board of directors or until their successors are duly elected and qualified.

Standing Board Committees

        The board of directors has established two standing committees in connection with their governance of the Funds—Audit and Valuation.

        The Audit Committee oversees the audit process for the Company's financial reporting and related internal controls, and tax compliance. In performing its responsibilities, the Audit Committee recommends annually to the entire board of directors a firm of independent certified public accountants to audit the books and records of the Fund, and reviews with the firm the scope and results of each audit. All of the Independent Directors serve on the Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2001.

        The Valuation Committee is authorized to act for the board of directors in connection with the valuation of portfolio securities held by the Funds in accordance with the Fund's Valuation Procedures. Mr. Page, Ms. King and Mr. Bielen serve on the Valuation Committee. During the fiscal year ended December 31, 2001, the Valuation Committee did not meet.

Director Ownership of Fund Shares

        The following table shows the dollar range of shares beneficially owned by each director in the Funds.

Name of Director	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen by Director[2]

D. Warren Bailey	None
G. Ruffner Page, Jr.	CORE U.S. Equity Fund—$10,001-$50,000 Small Cap Value fund—$10,001-$50,000 Growth & Income Fund—$10,001-$50,000 International Equity Fund—$1-$10,000	$50,000-$100,000
Cleophus Thomas, Jr.	Core U.S. Equity Fund—$50,001-$100,000 Small Cap Value Fund—$1-$10,000 Growth & Income Fund—$1-$10,000 International Equity Fund—$1-$10,000 Global Income Fund—$1-$10,000 Capital Growth Fund—$1-$10,000	$50,000-$100,000
Carolyn King	CORE U.S. Equity Fund—$10,001-$50,000 Small Cap Value Fund—$10,001-$50,000 Growth & Income Fund—$1-$10,000 International Equity Fund—$10,001-$50,000 Capital Growth Fund—$10,001-$50,000	over $100,000
Richard J. Bielen	None

1Includes the shares beneficially owned by each director in each Fund described in this SAI as of December 31, 2001.

2As of December 31, 2001, the Company consisted of 6 portfolios, the Funds described in this SAI.

        As of April 8, 2002, the directors and officers of the Company, as a group beneficially owned less than 1% of the outstanding shares of each Fund.

        At December 31, 2001, director Cleophus Thomas, Jr. and his immediate family members owned securities of Protective Life Corporation as shown in the following table. Protective Life Corporation is the parent company of Protective Investment Advisors, Inc. As of December 31, 2001, Mr. Thomas was an interested person of the Funds. As of April 30, 2002, Mr. Thomas and his immediate family members had sold all the securities shown in the table. Accordingly, as of the date of this Statement of Additional Information, Mr. Thomas is an Independent Director. Other than the securities shown in the table, no Independent Director or their immediate family members owned any securities, beneficially or of record, in Protective Investment Advisors, Inc., Goldman Sachs Asset Management, Goldman Sachs Asset Management International, Investment Distributors, Inc., Protective Life Insurance Company, Protective Life and Annuity Insurance Company or any affiliates of Protective Life Insurance Company.

Director	Owners & Relationship to Director	Company	Title of Class	Value of Securities	Percent of Class

Cleophus Thomas, Jr.	Cleophus Thomas, Jr. & Carla Newbern Thomas	Protective Life Corporation	Common	$19,563	Less than 1%
	Cleophus Thomas, Jr. Custodian for the benefit of Cleophus Thomas III	Protective Life Corporation	Common	$5,786	Less than 1%

Board Compensation

        The Funds pay each director who is not an employee of the Investment Manager or its affiliates an annual fee for service as a director of the Funds, plus an additional fee for each regular and special board meeting attended by such director. The Independent Directors are also entitled to reimbursement for travel expenses incurred in connection with attending such meetings.

        The following table sets forth certain information with respect to the compensation of each Independent Director of the Fund for the fiscal year ended December 31, 2001:

Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of the Fund's Expenses	Total Compensation from Fund Complex (including the Funds)[1]
D. Warren Bailey	$17,500	-0-	$17,500
G. Ruffner Page, Jr.	15,000	-0-	15,000
Cleophus Thomas, Jr.	17,500	-0-	17,500

1As of December 31, 2001, the Company consisted of 6 portfolios, the Funds described in this SAI.

        Directors and officers of the Company do not receive any benefits from the Company upon retirement nor does the Company accrue any expense for pension or retirement benefits. The directors and officers of the Company do not currently serve as directors or officers of any investment company that is an affiliated person of the Company or that is managed by the Investment Manager.

INVESTMENT ADVISORY AND (SUB-ADVISORY AGREEMENTS)

        In considering whether to approve the investment advisory and sub-advisory agreements, the Board considered the advisory fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Fund and its shareholders; (b) the investment adviser's cost in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or sub-adviser's) relationship with the Fund. Protective Life and Annuity Insurance Company is a wholly owned subsidiary of Protective Life.

        As part of its consideration of the quality of services provided to the Fund and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the Funds. The Board also reviewed the profitability of the adviser with respect to each of the Funds and on an aggregate basis, and considered that the adviser's profits were reasonable in relation to its costs.

        As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Funds and the costs incurred by the adviser as a result of any voluntary expense limitations imposed by the adviser. In comparing the expense ratio of each of the Funds to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other funds.

CODE OF ETHICS

        The Company, the Investment Manager, the Investment Adviser and the principal underwriter of the Funds have each adopted codes of ethics under 17j-1 of the Investment Company Act. Each of these codes of ethics establishes procedures for personal investment and restricts certain transactions by persons subject to the code.

INVESTMENT MANAGER

        Protective Investment Advisors, Inc. ("PIA"), 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and its Funds. Prior to 1999, PIA was known as Investment Distributors Advisory Services. PIA is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange. PLC's principal operating subsidiary is Protective Life Insurance Company, a stock life insurance company which maintains its administrative offices in Birmingham, Alabama. Protective Life was incorporated in Alabama in 1907 and changed its state of domicile from Alabama to Tennessee in 1992. Protective Life's principal business is the writing of individual and group life insurance contracts, annuity contracts and guaranteed investment contracts.

        The Investment Manager has retained the Investment Advisers, entities that have extensive experience managing the assets of investment companies, pension plans and other clients, to manage the investment and reinvestment of the Funds' assets.

Investment Management Agreement

        The Investment Manager has entered into an investment management agreement, dated March 20, 1996, with the Company under which the Investment Manager assumes overall responsibility, subject to the supervision of the Company's board of directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Investment Advisers on an ongoing basis. The Investment Manager provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Investment Manager also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, and accounting services agent and to its own administration agent that performs services for the Company on its behalf. The Investment Manager is also responsible for overseeing the Company's compliance with the requirements of applicable law and in conformity with each Fund's investment objective(s), policies and restrictions, including oversight of the Investment Advisers.

        For its services to the Company, the Investment Manager receives a monthly management fee. The fee is deducted daily from the assets of each of the Funds and paid to the Investment Manager monthly. The fee for each Fund is based on the average daily net assets of the Fund at the following annual rates: CORE U.S. Equity Fund .80%, Capital Growth Fund .80%, Small Cap Value Fund ..80%, International Equity Fund 1.10%, Growth and Income Fund .80%, and Global Income Fund 1.10%. For the fiscal year ended December 31, 1999, the Funds incurred the following management fees to the Investment Manager: CORE U.S. Equity Fund $2,511,534, Capital Growth Fund $1,655,084, Small Cap Value Fund $710,400, International Equity Fund $2,010,216, Growth and Income Fund $2,926,943 and Global Income Fund $705,383. For the fiscal year ended December 31, 2000, the Funds incurred the following management fees to the Investment Manager: CORE U.S. Equity Fund $2,891,310, Capital Growth Fund $2,204,444, Small Cap Value Fund $671,549, International Equity Fund $2,322,966, Growth and Income Fund $2,426,343, and Global Income Fund $677,985. For the fiscal year ended December 31, 2001, the Funds incurred the following management fees to the Investment Manager: CORE U.S. Equity Fund $2,216,150, Capital Growth Fund $1,729,325, Small Cap Value Fund $743,845, International Equity Fund $1,568,995, Growth and Income Fund $1,775,665, and Global Income Fund $665,520.

        The investment management agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Investment Manager has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's average daily net assets on an annualized basis: Capital Growth Fund, .80%; CORE U.S. Equity Fund, .80%; Small Cap Value Fund, ..80%; International Equity Fund, 1.10%; Growth and Income Fund, .80%; and Global Income Fund, 1.10%. This reduction of expenses will increase the yield or total return of the Funds for any period for which it remains in effect. The Investment Manager may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days notice to the Company.

        The investment management agreement provides that the Investment Manager may render similar services to others so long as the services that it provides thereunder are not impaired thereby. The investment management agreement also provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment management agreement, and (ii) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

        The investment management agreement was approved for each Fund (other than Capital Growth Fund) by the directors of the Company, including a majority of the directors of the Company who are not parties to the agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested directors"), on February 8, 1994, and by the sole initial shareholder of the Fund on March 2, 1994. The investment management agreement was approved for Capital Growth Fund by the directors of the Company, including a majority of the non-interested directors on May 3, 1995 and by the sole initial shareholder of the Fund on June 20, 1995. The investment management agreement will remain in effect from year to year provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the votes attributable to shares of the Fund or a majority of the directors of the Company, and (b) the vote of a majority of the non-interested directors of the Company, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement will terminate automatically if assigned (as defined in the Act) and is terminable as to any Fund at any time without penalty by the directors of the Company or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund on 60 days' written notice to the Investment Manager and by the Investment Manager on 60 days' written notice to the Company.

Expenses of the Company

        The Company incurs certain operating and general administrative expenses in addition to the Investment Manager's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; interest; brokerage costs, and other expenses properly payable by the Company.

        In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Company's general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the board of directors as appropriate. Expenses other than the Investment Manager's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, and other costs properly payable by the Fund. Expenses which are allocated among the Funds include, but are not limited to, directors' fees and expenses, independent accountant fees, transfer agent fees, expenses of redemption, insurance costs, legal fees, and all other costs of operation properly payable by the Company.

INVESTMENT ADVISERS

Investment Advisers

        GSAM is a business unit of the Investment Management Division ("IMD") of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2001, GSAM and GSAMI, along with other units of IMD, had assets under management of $329.6 billion.

        Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

        The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,260 companies, including over 50 economies and over 25 stock markets. The in-depth information and analyses generated by Goldman Sachs's research analysts are available to the Investment Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey.

        In addition, many of Goldman Sachs's economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

        The fixed-income research capabilities of Goldman Sachs available to each of the Investment Advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

        In advising the Funds, the Investment Advisers are supported by Goldman Sachs' economics research. The Economics Research Department based in London conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

        In allocating assets in a Fund's portfolio among foreign countries and currencies, the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objective and criteria.

Investment Advisory Agreements

        Each Investment Adviser has entered into an investment advisory agreement, dated March 20, 1996, with the Investment Manager in connection with each Fund it advises. Under the agreements, the Investment Adviser, subject to the general supervision of the Company's board of directors, manages the investment portfolio of each Fund. Under the investment advisory agreements, the Investment Advisers are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio transactions of each Fund. In this capacity, the Investment Advisers obtain and evaluate appropriate economic, statistical, timing, and financial information and formulates and implements investment programs in furtherance of each Fund's investment objective(s).

        As compensation for its services to the Funds, the Investment Manager paid the Investment Advisers a monthly fee based on the average daily net assets of each Fund at the following annual rates:

	0-100MM	100-200M	200MM+
International Equity	.40%	.30%	.25%
Global Income	.40%	.30%	.25%
Growth and Income	.40%	.30%	.20%
CORE U.S. Equity	.40%	.30%	.20%
Small Cap Value	.40%	.30%	.20%
Capital Growth	.40%	.30%	.20%

        The Investment Manager paid the following fees to the Investment Advisers in connection with each of the Funds for the fiscal year ended December 31:

	2001	2000	1999
International Equity	$527,908	$726,330	$647,524
Global Income	$242,008	$246,538	$256,497
Growth and Income	$743,343	$906,612	$1,031,651
CORE U.S. Equity	$854,038	$1,022,842	$927,781
Small Cap Value	$371,922	$335,749	$355,099
Capital Growth	$729,121	$851,122	$706,662

        The Funds' investment advisory agreements each provide that the Investment Advisers may render similar services to others so long as the services that they provide thereunder are not impaired thereby.

        The investment advisory agreement for each Fund was approved by the directors of the Company, including a majority of the directors of the Company who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested directors"), on March 20, 1996, and by the shareholders of each Fund on April 30, 1996. The foregoing agreements will remain in effect from year to year provided such continuance is specifically approved at least annually by (a) the vote of a majority of the votes attributable to shares of the Fund or a majority of the directors of the Company, and (b) the vote of a majority of the non-interested directors of the Company, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreements will each terminate automatically if assigned (as defined in the Act) and each is terminable at any time without penalty by the directors of the Company or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund on 60 days' written notice to the Investment Adviser and by the Investment Adviser on 60 days' written notice to the Company.

        Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs and its Affiliates.  The involvement of the Investment Advisers and Goldman Sachs and their affiliates in the management of, or their interests in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

        Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, funds or accounts (including insurance company separate accounts and other funds and collective investment vehicles), which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are also actively engaged in transactions in the same types of securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates asset management activities, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

        From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies, designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

        In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers Investment will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts, could conflict with the transactions and strategies employed by the Investment Advisers in advising the Funds.

        The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for the proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

        The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

        An investment policy committee, which may include partners of Goldman Sachs and its affiliates, may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of the Funds. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Funds invest.

        In addition, certain principals and certain employees of the Investment Advisers are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

        Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs (or, to the extent permitted by the SEC, Goldman Sachs) serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activites may cause departments of the firm to give advice to clients that may cause such client to take actions adverse to the interests of the Company. To the extent that affiliate transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

        Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

        It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. In making investment decisions for the Funds an Investment Advisor is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of these activities. In addition from time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

        In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Company will not deal with Goldman Sachs in any transaction in which Goldman Sachs acts as principal.

        In placing orders for portfolio securities of a Fund, its Investment Adviser generally is required to give primary consideration to obtaining the most favorable execution and net price availability. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Investment Advisers and their affiliates, or other clients of the Investment Advisers or their affiliates. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities research and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities. Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Investment Advisers in providing investment advisory services for the Funds.

        In placing orders for portfolio securities of a Fund, an Investment Adviser is also authorized to consider brokerage service arrangements made available by a broker or dealer. A brokerage service arrangement is an arrangement whereby an Investment Adviser, at the direction of the Company, gives special consideration to one or more brokers that routinely rebate part of the commissions they charge back to the applicable Fund. Often, such rebates take the form of the broker using the rebate to pay expenses of the Fund or the Company, such as service provider fees (typically those of the custodian or transfer agent).

        On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Investment Adviser or an affiliate acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

        Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the board of directors of the Company.

        Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for the Funds. In order for Goldman Sachs to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the board of directors of the Company, including a majority of the non-interested directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

        In addition, although Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section, the Company's board of directors has adopted procedures designed to insure compliance with the requirements of Section 11(a). In this regard, Goldman Sachs will provide the Company at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of each Fund. The board of directors of the Company will review and approve all of each Fund's portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith.

        During the fiscal year ended December 31, 1999, the Funds paid the following amounts in brokerage commissions: CORE U.S. Equity Fund $120,137, Capital Growth Fund $191,502, Small Cap Value Fund $384,409, International Equity Fund $640,434, Growth and Income Fund $1,183,003, and Global Income Fund $0. For the fiscal year ended December 31, 2000, the Funds paid the following amounts in brokerage commissions: CORE U.S. Equity Fund $94,666, Capital Growth Fund $154,143, Small Cap Value Fund $394,533, International Equity Fund $507,771, Growth and Income Fund $570,812, and Global Income Fund $5,499. For the fiscal year ended December 31, 2001, the Funds paid the following amounts in brokerage commissions: CORE U.S. Equity Fund $65,983, Capital Growth Fund $105,745,

Small Cap Value Fund $359,795, International Equity Fund $355,573, Growth and Income Fund $343,400, and Global Income Fund $7,778.

        For the fiscal year ended December 31, 1999, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: CORE U.S. Equity Fund $0, Capital Growth Fund $9,252, Small Cap Value Fund $15,846, International Equity Fund $2,278, Growth and Income Fund $67,787 and Global Income Fund $0. During the fiscal year ended December 31, 2000, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: CORE U.S. Equity Fund $842, Capital Growth Fund $3,429, Small Cap Value Fund $10,200, International Equity Fund $-0-, Growth and Income Fund $11,826, and Global Income Fund $5,499. The material reduction in brokerage commission amounts paid to Goldman Sachs by the Growth and Income Fund over the periods from December 31, 1998 to December 31, 2000 reflects that, in 1999 and again in 2000, the Investment Adviser found better pricing with other brokers. For the fiscal year ended December 31, 2001, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: CORE U.S. Equity Fund $920, Capital Growth Fund $2,598, Small Cap Value Fund $20,996, International Equity Fund $3,124, Growth and Income Fund $6,906, and Global Income Fund $7,778.

        During the fiscal year ended December 31, 2001, the brokerage commissions paid by the Funds to Goldman Sachs represented the following percentages of aggregate brokerage commissions paid by each Fund: CORE U.S. Equity Fund 1.39%, Capital Growth Fund 2.46%, Small Cap Value Fund 5.84%, International Equity Fund 0.88%, Growth and Income Fund 2.01%, and Global Income Fund 100.00%.

        During the fiscal year ended December 31, 2001, the aggregate dollar amount of transactions executed for each Fund by Goldman Sachs represented the following percentages of aggregate dollar amount of transactions for such Fund: CORE U.S. Equity Fund 0.00%, Capital Growth Fund 1.13%, Small Cap Value Fund 0.76%, International Equity Fund 0.57%, Growth and Income Fund 0.17%, and Global Income Fund 0.00%.

        For the fiscal year ended December 31, 2001, the Funds acquired and sold securities of their regular broker-dealers. As of December 31, 2001, the Funds held the following amounts of securities of their regular broker-dealers: CORE U.S. Equity Fund $3,151,325, Capital Growth Fund $7,155,646, Small Cap Value Fund $-0-, International Equity Fund $3,700,749, Growth and Income Fund $5,060,481, and Global Income Fund $1,234,001.

DETERMINATION OF NET ASSET VALUE

        Under the Act, the board of directors of the Company is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the board of directors of the Company, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. Each Fund will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectus) that the Company is open for business.

        Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when its shares are not purchased or redeemed.

        In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange, are not reflected in a Fund's next determined NAV unless the Company determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

        In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the board of directors of the Company will reconsider the time at which net asset value is computed. In addition, the

Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

        Portfolio assets of the Funds are valued as follows:

  (a)
  securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above mentioned time for determining a Fund's net asset value, the securities will be valued at the last sale price, or if not available at the bid price at the time the net asset value is determined;

  (b)
  securities traded on a foreign exchange will be valued at the official bid price (the last sale price and official bid price for securities traded on a foreign exchange will be determined as of the close of the London Foreign Exchange or, for securities traded on our exchange located in the Asia-Pacific region, noon London time.)

  (c)
  over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined;

  (d)
  debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Investment Adviser and approved by the board of directors of the Company if those prices are deemed by the Investment Adviser to be representative of market values at the close of business of the New York Stock Exchange;

  (e)
  options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

  (f)
  over-the-counter options are valued based upon prices provided market makers in such securities or dealers in such currencies.

  (g)
  forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

  (h)
  all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Investment Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the board of directors of the Company; and

  (i)
  debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates fair value.

        Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the board of directors of the Company.

        Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Company and days on which the Funds' net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

PERFORMANCE INFORMATION

        The Company may from time to time quote or otherwise use yield and average annual total return information for the Funds in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to equations specified by the SEC.

        Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

        The Company also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

        Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

        Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

        From time to time the Company may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Morningstar Mutual Funds, imoneynet.com Money Fund Report, Micropal, Consumer's Digest, Consumer's Report, Investors Business Dailey, The New York Times, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Company may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by

Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index — Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Lehman Brothers Aggregate Bond Index or its component indices; (m) the Standard & Poor's Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) imoneynet.com Money Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) the Russell 1000 Value Index; (t) the Russell 1000 Growth Index-Total Return; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; (w) information produced by Micropal, Inc.; (x) The Tokyo Price Index; and (y) the Russell 3000 Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

        The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Advisers' views as to markets, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

        From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

        Such performance data will be based on historical results and will not be intended to indicate future performance. The total return and yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

TAXES

        General Tax Information.  The Company intends that each of the Funds will continue to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code, as amended (the "Code"). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Company intends to do), then under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

        Each Fund of the Company must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for its taxable year must be derived from dividends, interest, payments with respect to securities loaned, and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (2) each Fund diversify its holdings so that, at the close of each quarter of each Fund's taxable year,

(a) at least 50% of the market value of each Fund's total (gross) assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (no more than 5% of the value of each Fund's total assets may consist of such other securities of any one issuer, and each Fund must not hold more than 10% of the outstanding voting stock of any issuer), and (b) each Fund must not invest more than 25% of the value of its total (gross) assets in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

        In order to maintain the qualification of a Fund's status as a regulated investment company, the Company may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Company may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

        Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Company may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund and the approval of the Securities and Exchange Commission, to the extent legally required.

        Foreign Investments.  Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable life insurance and variable annuity contracts investing in such a Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable life insurance policies and variable annuity contracts investing in such Funds would bear the cost of these taxes and interest charges.

        If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund's available earnings and profits. Owners of variable life insurance and annuity contracts which have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds' investment advisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser might otherwise believe to be desirable.

        The Funds should not be subject to the 4% Federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

        Additional Tax Considerations.  The discussion of "Taxes" in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable life insurance policies and variable annuity contracts, see the prospectuses for the contracts.

SHARES OF STOCK

        The Company was incorporated in Maryland on September 2, 1993. The authorized capital stock of the Company consists of 1 billion (1,000,000,000) shares, par value one-tenth of one per cent ($0.001) per share. Six hundred million (600,000,000) of the authorized shares have been divided into and may be issued in six designated classes as follows: CORE U.S. Equity Series, 100,000,000 shares; Capital Growth Series, 100,000,000 shares; Small Cap Value Series, 100,000,000 shares; International Equity Series, 100,000,000 shares; Growth and Income Series 100,000,000 shares; and, Global Income Series, 100,000,000 shares. The shares of each class represent fractional undivided interests in an investment portfolio of the Company corresponding to that class. The board of directors of the Company have authority, subject to certain limitations, under the Company's Charter to create and classify shares of capital stock in additional separate series and to reclassify existing series of stock into one or more different new classes without further action by shareholders.

        Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

        Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors from the separate voting requirements of Rule 18f-2.

        Under normal circumstances, subject to the reservation of rights explained above, the Company will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

VOTING AND OTHER RIGHTS

        Each share outstanding is entitled to one vote for each dollar of net asset value on all matters submitted to a vote of shareholders (of a Fund or the Company) and is entitled to a pro-rata share of any distributions made by a Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of each Fund), when-issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights. Accounts of Protective

Life and PLAIC hold all of the shares of the Funds on behalf of owners of the Contracts. As a result, Protective Life and PLAI together may be considered under the Act to 'control' the Funds. Protective Life and PLAIC will each vote shares of a Fund held by the respective Accounts which are attributable to Contracts in accordance with instructions received from Contract owners, annuitants and beneficiaries as provided in the prospectuses for the Contracts. Fund shares held by the Accounts as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of the Accounts as to which instructions have been received. Fund shares held by any registered separate account of Protective Life, PLAI or their affiliates that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. However, if Protective Life or PLAI determines that they are permitted to vote any such shares of a Fund in their own right, they may elect to do so, subject to the then current interpretation of the Act and the rules thereunder. Fund shares held by non-registered separate accounts or qualified plans will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the separate account or the plan makes other arrangements.

        As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives, policies and restrictions of any Fund; and (iii) filling vacancies on the board of directors in the event that less than a majority of the directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Company has the obligation to assist in the shareholder communications.

CUSTODY OF ASSETS

        Pursuant to a custody agreement with the Company, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Company as custodian.

        State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the Custody Agreement, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are approved by the board of directors of the Company, in accordance with regulations under the Act.

        State Street holds securities of the Funds on which call options have been written and certain assets of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of the futures commission merchants ("FCMs") through which such transactions are effected. The Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Funds may be held by the custodian pursuant to similar arrangements with the brokers involved.

        This arrangement regarding margin deposits essentially consists of State Street creating a separate segregated account into which it transfers (upon the Company's instructions) assets from a Fund's general (regular) custodial account. The custody agreement for such arrangement provides that FCMs or brokers will have access to the funds in the segregated accounts when and if the FCMs or brokers represent that the Company has defaulted on its obligation to the FCMs or brokers and that the FCMs or brokers have met all the conditions precedent to their right to receive such funds under the agreement between the Company and the FCMs or brokers. The Company has an agreement with each FCM or broker which provides (1) that the assets of any Fund held by the FCM or broker will be in the possession of State Street until released or sold or otherwise disposed of in accordance with or under the terms of such agreement, (2) that such assets would not otherwise be pledged or encumbered by the FCM or broker, (3) that when requested by the Company the FCM or broker will cause State Street to release to its general custody account any assets to which a Fund is entitled under the terms of such agreement, and (4) that the assets in the segregated account shall otherwise be used only to satisfy the Company's obligations to the FCM or broker under the terms of such agreement.

        If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. There upon, such assets will be deposited in its general or segregated account with State Street, as appropriate.

Accounting and Administrative Services

        Pursuant to the custody agreement, State Street also performs certain accounting services for the Company. These services include maintaining and keeping current the Company's books, accounts, records, journals and other records of original entry related to the Company's business, performing certain daily functions related thereto, including calculating each Fund's daily net asset value. PIA is responsible for providing certain administrative services to the Company such as calculating each Fund's standardized performance information, preparing annual and semi-annual reports to share holders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties. Pursuant to a subadministration agreement with PIA, State Street performs many of these administrative services.

Transfer Agent

        Pursuant to a Transfer Agency and Service Agreement with the Company, State Street also acts as a transfer, redemption and dividend disbursing agent for the Company.

        Directors and officers of the Company do not receive any benefits from the Company upon retirement nor does the Company accrue any expense for pension or retirement benefits. The directors and officers of the Company do not currently serve as directors or officers of any investment company that is an affiliated person of the Company or that is managed by the Investment Manager.

FINANCIAL STATEMENTS

        The audited financial statements for each Fund for the year ended December 31, 2001 and the report of the Company's independent accountants are included in the 2001 Annual Report, and are incorporated herein by reference to such report.

OTHER INFORMATION

Independent Accountants

        PricewaterhouseCoopers LLP serves as the Company's independent accountants.

Legal Counsel

        Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415, is counsel to the Company.

Other Information

        The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

        Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form parts, each such statement being qualified in all respects by such reference.

APPENDIX A

DESCRIPTION OF BOND RATINGS (1)

Moody's Investors Service, Inc.'s Bond Ratings

        Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa:  Bonds which are rated Baa are considered a medium grade obligation, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba:  Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B:  Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Unrated:  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

        Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic ranking category.

(1)
The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Corporation at the date of this Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

        Should no rating be assigned, the reason may be one of the following:

  1.
  An application for rating was not received or accepted.
  2.
  The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
  3.
  There is a lack of essential data pertaining to the issue or issuer.
  4.
  The issue was privately placed, in which case the rating is not published in Moody's publications.

        Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

        Note:  Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

Standard & Poor's
Ratings Group

        AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA:  The obligor's capacity to meet its financial commitment on the obligation is very strong and differs from the highest rated issues only in small degree.

        A:  An obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial committment on the obligation is still strong.

        BBB:  An obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C:  Bonds rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB:  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B:  An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC:  An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC:  An obligation rated "CC" is currently highly vulnerable to nonpayment.

        C:  A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

        D:  Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless

Standard & Poor's believes that such payment will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-):  The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        NR:  Not rated.

        Notes:  Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

APPENDIX B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

        Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

        Our client's interests always come first.  Our experience shows that if we serve our clients well, our own success will follow.

        Our assets are our people, capital and reputation.  If any of these ever diminish, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

        We take great pride in the professional quality of our work.  We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

        We stress creativity and imagination in everything we do.  While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

        We make an unusual effort to identify and recruit the very best person for every job.  Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

        We offer our people the opportunity to move ahead more rapidly than is possible at most other places.  We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

        We stress teamwork in everything we do.  While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

        The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations.  We think that this is an important part of our success.

        Our profits are a key to our success.  They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

        We consider our size an asset that we try hard to preserve.  We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

        We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs.  We know that the world of finance will not stand still and that complacency can lead to extinction.

        We regularly receive confidential information as part of our normal client relationships.  To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

        Our business is highly competitive, and we aggressively seek to expand our client relationships.  However, we must always be fair to competitors and must never denigrate other firms.

        Integrity and honesty are the heart of our business.  We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
AND SECURITIES ACTIVITIES

        Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

        •With fifty offices worldwide, Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

        •The number one underwriter of all international equity issues from 1989–2001*.

        •The number one lead manager of U.S. common stock from 1989-2001.*

        •The number one lead manager for initial public offerings (IPOs) worldwide 1989–2001*.

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs for business
1890	Dow Jones Industrial Average first published
1896	Goldman, Sachs & Co. joins New York Stock Exchange
1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 94 years, the firm's longest-standing client relationship)
Dow Jones Industrial Average tops 100
1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film
1956	Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date
1970	Goldman, Sachs & Co. opens London office
1972	Dow Jones Industrial Average breaks 1000
1986	Goldman, Sachs & Co. takes Microsoft public
1988	Goldman Sachs Asset Management is formally established
1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico
1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program
Dow Jones Industrial Average breaks 5000
1996	Goldman, Sachs & Co. takes Deutsche Telekom public
Dow Jones Industrial Average breaks 6000
1997	Dow Jones Industrial Average breaks 7000
Goldman Sachs Asset Management increases assets under management by 100% over 1996.
1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management
Dow Jones Industrial Average breaks 9000
1999	Goldman Sachs becomes a public company
Goldman Sachs Asset Management launches the Internet Tollkeeper Fund; becomes the year's second most successful new fund launch.
2000	Goldman Sachs Research Select Fund launches; first day sales are the highest ever for any Goldman Sachs' fund.
2000	Goldman Sachs Asset Management has total assets under management of $298.5 billion.
2001	Goldman Sachs Asset Management reaches $100 billion in money market assets.

* Source:    Securities Data Corporation. Common stock ranking excludes REITS, Investment Trusts and Rights.

PART C

OTHER INFORMATION

Item 23.    Exhibits.

List all exhibits filed as part of the registration statement.

(a)	Articles of Incorporation of Registrant. (1)
(b)	By-Laws of Registrant. (1)
(c)	None.
(d)	(1) Investment Management Agreement Between Investment Distributors Advisory Services, Inc. and the Registrant. (1)
(2) Investment Advisory Agreements (sub-advisory agreement) Between Investment Distributors Advisory Services, Inc. and Goldman Sachs Asset Management. (1)
(3) Investment Advisory Agreements (sub-advisory agreement) Between Investment Distributors Advisory Services, Inc. and Goldman Sachs Asset Management International. (3)
(e)	Participation/Distribution Agreement between Registrant, Investment Distributors, Inc. and Protective Life Insurance Company. (3)
(f)	None.
(g)	Custody Agreement between Registrant and State Street Bank and Trust Company. (3)
(h)	(1) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. (3)
(2) Subadministration Agreement Between Registrant, State Street Bank and Trust Company and Investment Distributors Advisory Services, Inc. (3)
(i)	Opinion and Consent of Sutherland Asbill & Brennan LLP (2)
(j)	(1) Consent of Sutherland Asbill & Brennan LLP
(2) Consent of PricewaterhouseCoopers LLP
(k)	None
(l)	(1) Subscription Agreement. (2)
(2) Subscription Agreement. (4)
(m)	None.
(n)	None.
(o)	None.
(p)	Code of Ethics(5)
(1) Protective Investment Company
(2) Protective Investment Advisers, Inc.
(3) Investment Distributors, Inc.
(q)	Power of Attorney

(1)	Incorporated herein by reference to the initial Form N-1A registration statement filed on November 12, 1993 (file No. 33-71592).
(2)	Incorporated herein by reference to the pre-effective amendment No. 1 to the Form N-1A registration statement filed on March 4, 1994 (file No. 33-71592).
(3)	Incorporated herein by reference to the post-effective amendment No. 1 to the Form N-1A registration statement filed on September 14, 1994 (file No. 33-71592).
(4)	Incorporated herein by reference to the post-effective amendment No. 5 to the Form N-1A registration statement filed on June 13, 1995 (file No. 33-71592).
(5)	Incorporated herein by reference to the post-effective amendment No. 11 to the Form N-1A registration statement filed on April 24, 2000 (file No. 33-71592).

Item 24.    Persons Controlled by or under Common Control with Registrant.

        No person is controlled by the Registrant. All of the outstanding common stock of the Registrant is, or will be, owned by Protective Life Insurance Company ("Protective"), a Tennessee life insurance corporation, Protective Life and Annuity Insurance Company ("PLAI"), an Alabama life insurance company, Protective Life Corporation 401(k) and Stock Ownership Plan, Protective Variable Annuity Separate Account, a separate account of Protective that is registered as a unit investment trust under the Investment Company Act of 1940 (File Nos. 811-8108/33-70984), Protective Variable Life Separate Account, a separate account of Protective that is registered as a unit investment trust under the Investment Company Act of 1940 (File Nos. 811-7337/33-61599), and Variable Annuity Account A of Protective Life and Annuity Insurance Company, a separate account of PLAI that is registered as a unit investment trust under the Investment Company Act of 1940 (file Nos. 811-8537/333-41577). All of the outstanding shares of stock of PLAI are owned by Protective. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding corporation whose common stock is traded on the New York Stock Exchange. Various companies controlled by Protective and PLC or otherwise affiliated with Protective may be deemed to be under common control with the Registrant. These companies, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2001 (File No. 1-2332) filed with the Commission on March 28, 2002.

Item 25.    Indemnification.

        See Article X of the Registrant's Articles of Incorporation, filed as Exhibit 1 to the initial filing of this Registration Statement, which provision is incorporated herein by reference.

        The Investment Advisory Agreements between the Investment Manager and Goldman Sachs Asset Management and Goldman Sachs Asset Management International all provide that the Manager will indemnify the Adviser (and its affiliates) for all claims, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses arising out of any breach by the Manager of any representation or agreement contained in the Advisory Agreements. The Advisory Agreements also all provide that the Adviser will indemnify the Manager for any losses arising out of the Adviser's disabling conduct.

        The Registrant has purchased a directors and officers liability insurance policy to insure such persons (subject to the policy's coverage limits, exclusions and deductibles) against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and Registrant will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Manager and Investment Adviser.

        Investment Manager

        The Registrant's investment manager is Protective Investment Advisors, Inc. ("PIA"). PIA formerly was known as Investment Distributors Advisory Services, Inc. The business of Protective is summarized in item 24 of this registration statement and in the prospectus constituting Part A under the caption "Investment Manager" and in the statement of additional information constituting Part B under the caption "Investment Manager," which summarizations are incorporated by reference herein. Set forth below is a list of: (a) each director of PIA, (b) each principal executive officer of PIA, and (c) certain other officers of PIA who may be considered to be involved in PIA's investment management activities.

        As to each director, the list indicates business, profession, vocation or employment of a substantial nature that such director has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee. Unless otherwise indicated, officers of PIA have no other business, profession, vocation or employment of a substantial nature than their position at PIA. The principal business address of each officer of PIA is the same as that of the Registrant.

Name	Position	Organization and Business

Richard J. Bielen	President, Director	Senior Vice President, Chief Investment, and Treasurer Protective Life Corporation 2801 Highway 280 South Birmingham, Alabama 35223
Carolyn King	Secretary, Chief Compliance Officer, Director	Senior Vice President Protective Life Corporation 2801 Highway 280 South Birmingham, Alabama 35223
Kevin B. Borie	Treasurer, Director	Vice President Protective Life Insurance Company 2801 Highway 280 South Birmingham, Alabama 35223
Steve M. Callaway	Director	Senior Associate Counsel Protective Life Corporation 2801 Highway 280 South Birmingham, Alabama 35223

        Investment Adviser

        The Registrant has two investment advisers: Goldman Sachs Asset Management ("GSAM"), and Goldman Sachs Asset Management International ("GSAMI"). GSAM and GSAMI are part of the Investment Management Division ("IMD") of the Goldman Sachs Group, Inc. The business of GSAM and GSAMI is summarized in the prospectus constituting Part A under the caption "Advisers" and in the statement of additional information constituting Part B under the caption "Investment Advisers," which summarizations are incorporated by reference herein.

        More information about GSAM and GSAMI, including the business and other connections of the Goldman Sachs Group, Inc. and Goldman Sachs Funds Management, L.P., is included in the Forms ADV for Goldman Sachs, GSAMI, and Goldman Sachs Funds Management, L.P., respectively as currently filed with the Securities and Exchange Commission (File Nos. 801-16048, 801-38157, and 801-37591, respectively) the text of which is incorporated herein by reference.

Item 27.    Principal Underwriter.

  (a)
  (a)Investment Distributors, Inc. ("IDI") serves as principal underwriter for Registrant and also acts as the principal underwriter for variable annuity contracts issued by Protective and Protective Variable Annuity Separate Account. IDI is a wholly-owned subsidiary of PLC.

  (b)
  The principal business address of each director and officer of IDI is the same as that of the Registrant. Set forth below is a list of each director and officer of IDI.
Name	Position and Offices with IDI	Position With Registrant
Carolyn King	Director, President and Chief Executive Officer	Director and Chairman and President
R. Stephen Briggs	Director, Vice President	None
Callaway, Steve M.	Director	Secretary
Borie, Kevin B.	Director, Secretary and Chief Compliance Officer	Treasurer
Gilmer, Joseph F.	Assistant Financial Operations Principal	None
Barrett, Thomas R.	Financial Operations Principal	None
Summey, Janet	Assistant Secretary and Principal	None
Miller, Bonnie	Assistant Secretary and Principal	None
Gary Carroll	Director, Assistant Secretary and Principal	None

        (c)    Inapplicable.

Item 28.    Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the following offices of the Registrant, Goldman Sachs Asset Management, Goldman Sachs Asset Management International, or State Street Bank and Trust Company.

          Protective Investment Company
          2801 Highway 280 South
          Birmingham, Alabama 35223

          Goldman Sachs Asset Management
          32 Old Slip
          New York, N.Y. 10005

          Goldman Sachs Asset Management International
          Procession House
          55 Ludgate Hill
          London, England
          EC4A M7JW

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

Item 29.    Management Services.

        Inapplicable.

Item 30.    Undertakings.

  (a)
  Inapplicable.

  (b)
  Inapplicable.

  (b)
  The Registrant undertakes to furnish, upon request and without charge, to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Birmingham and State of Alabama, on the 29th day of April, 2002.

PROTECTIVE INVESTMENT COMPANY
By	/s/ CAROLYN KING Carolyn King, President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ RICHARD J. BIELEN Richard J. Bielen	Director	April 29, 2002
/s/ D. WARREN BAILEY D. Warren Bailey	Director	April 29, 2002
/s/ CAROLYN KING Carolyn King	President and Director (Principal Executive Officer)	April 29, 2002
/s/ CLEOPHUS THOMAS, JR. Cleophus Thomas, Jr.	Director	April 29, 2002
/s/ G. RUFFNER PAGE, JR. G. Ruffner Page, Jr.	Director	April 29, 2002
/s/ JERRY W. DEFOOR Jerry W. DeFoor	Vice President, Chief Accounting Officer	April 29, 2002

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FUND INVESTMENT OBJECTIVES AND STRATEGIES AND RISK/RETURN SUMMARIES
  PROTECTIVE CORE U.S. EQUITY FUND
  PROTECTIVE CAPITAL GROWTH FUND
  PROTECTIVE SMALL CAP VALUE FUND
  The Value Investment Style
  PROTECTIVE GROWTH AND INCOME FUND
  PROTECTIVE INTERNATIONAL EQUITY FUND
  PROTECTIVE GLOBAL INCOME FUND
PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES
PRINCIPAL RISKS OF THE FUNDS
HIGHER RISK SECURITIES AND TECHNIQUES
MANAGEMENT OF THE FUNDS
  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  PURCHASE AND REDEMPTION OF SHARES
  DETERMINATION OF NET ASSET VALUE
  TAXATION
FINANCIAL HIGHLIGHTS
ADDITIONAL INFORMATION ABOUT THE FUNDS
PART B INFORMATION REQUIRED TO BE IN THE STATEMENT OF ADDITIONAL INFORMATION
STATEMENT OF ADDITIONAL INFORMATION
INTRODUCTION
ADDITIONAL INVESTMENT POLICY INFORMATION
  Investment Objectives and Policies
  Protective CORE U.S. Equity Fund
  Protective Small Cap Value Fund and Protective Growth and Income Fund
  Protective Capital Growth Fund
  Protective International Equity Fund
  Protective Global Income Fund
SPECIAL INVESTMENT METHODS AND RISKS
  U.S. Government Securities
  Custodial Receipts and Trust Certificates
  Restricted and Illiquid Securities
  Options on Securities and Securities Indices
  Futures Contracts and Options on Futures Contracts
  Foreign Investments
  Investments in ADRs, EDRs and GDRs
  Equity Swaps
  Fixed-Income Securities
  Structured Securites
  Repurchase Agreements
  Reverse Repurchase Agreements
  Mortgage Dollar Rolls
  Convertible Securities
  Preferred Securities
  Lending of Portfolio Securities
  Borrowing
  Short Sales Against-the-Box
  Investment in Unseasoned Companies
  Other Investment Companies
  Warrants and Stock Purchase Rights
  Trust Preferreds
  Real Estate Investment Trusts
  When-Issued Securities and Forward Commitment Securities
  Non-Diversified Status
  Portfolio Turnover
INVESTMENT RESTRICTIONS
  Fundamental Restrictions
  Non-Fundamental Restrictions
  Interpretive Rules
DIRECTORS AND OFFICERS
  Directors of the Fund
INDEPENDENT DIRECTORS
OFFICERS AND INTERESTED DIRECTORS
  Standing Board Committees
  Director Ownership of Fund Shares
  Board Compensation
INVESTMENT ADVISORY AND (SUB-ADVISORY AGREEMENTS)
CODE OF ETHICS
INVESTMENT MANAGER
  Investment Management Agreement
  Expenses of the Company
INVESTMENT ADVISERS
  Investment Advisers
  Investment Advisory Agreements
PORTFOLIO TRANSACTIONS AND BROKERAGE
DETERMINATION OF NET ASSET VALUE
PERFORMANCE INFORMATION
TAXES
SHARES OF STOCK
VOTING AND OTHER RIGHTS
CUSTODY OF ASSETS
  Accounting and Administrative Services
  Transfer Agent
FINANCIAL STATEMENTS
OTHER INFORMATION
  Independent Accountants
  Legal Counsel
  Other Information
APPENDIX A DESCRIPTION OF BOND RATINGS (1)
  Standard & Poor's Ratings Group
APPENDIX B BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
PART C
SIGNATURES